    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 27, 1995



                                                      REGISTRATION NOS. 33-04410

                                                                        811-4629
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


        REGISTRATION STATEMENT UNDER
           THE SECURITIES ACT OF 1933                             /X/
           Post-Effective Amendment No. 37                        /X/

                                     and

        REGISTRATION STATEMENT UNDER
           THE INVESTMENT COMPANY ACT OF 1940                     /X/
           Amendment No. 38                                       /X/


                       VAN KAMPEN AMERICAN CAPITAL TRUST
 (Exact Name of Registrant as Specified in Agreement and Declaration of Trust)

              One Parkview Plaza, Oakbrook Terrace, Illinois 60181
                    (Address of Principal Executive Offices)

                                 (708) 684-6000
                        (Registrant's Telephone Number)

                             Ronald A. Nyberg, Esq.
                           Executive Vice President,
                         General Counsel and Secretary
                       Van Kampen American Capital, Inc.
                               One Parkview Plaza
                        Oakbrook Terrace, Illinois 60181
                    (Name and Address of Agent for Service)

                                   Copies to:

                             Wayne W. Whalen, Esq.
                              Thomas A. Hale, Esq.
                      Skadden, Arps, Slate, Meagher & Flom
                             333 West Wacker Drive
                            Chicago, Illinois 60606
                                 (312) 407-0700
                            ------------------------

     Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

      It is proposed that this filing will become effective: (check appropriate box)

        /X/ immediately upon filing pursuant to paragraph (b)


        / / on (date) pursuant to paragraph (b)

        / / 60 days after filing pursuant to paragraph (a)(1)
        / / on (date) pursuant to paragraph (a)(1) of Rule 485. / / 75 days after filing pursuant to paragraph (a)(2)
        / / on (date) pursuant to paragraph (a)(2) of Rule 485

     If appropriate check the following:
          / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                       Declaration Pursuant to Rule 24f-2


     Registrant has registered an indefinite number of shares and will file with the Securities and Exchange Commission a Rule 24f-2 notice for its fiscal year ending June 30, 1996 on or before August 29, 1996.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE


     This Post-Effective Amendment No. 37 to the Registration Statement contains one Prospectus and one Statement of Additional Information describing one of the four series of the Registrant. The Registration Statement is organized as follows:


     Facing Page


     Cross Reference Sheet with respect to Van Kampen American Capital Emerging
      Markets Income Fund



     Prospectus Relating to Van Kampen American Capital Emerging Markets Income
      Fund



     Statement of Additional Information Relating to Van Kampen American Capital
      Emerging Markets Income Fund



     Part C Information


     Exhibits


     The Prospectus and Statement of Additional Information with respect to Van Kampen American Capital Short-Term Global Income Fund, a series of the Registrant, included in Post-Effective Amendment No. 35 to the Registration Statement are incorporated herein by reference in their entirety and no changes to the Prospectus or Statement of Additional Information are effected by this Post-Effective Amendment No. 37.



     The Prospectuses and Statements of Additional Information with respect to Van Kampen American Capital High Yield Fund and Van Kampen American Capital Strategic Income Fund, each a series of the Registrant, included in Post-Effective Amendment No. 36 to the Registration Statement are incorporated herein by reference in their entirety and no changes to the Prospectus or Statement of Additional Information are effected by this Post-Effective Amendment No. 37.

            VAN KAMPEN AMERICAN CAPITAL EMERGING MARKETS INCOME FUND



                             CROSS REFERENCE SHEET


                 (AS REQUIRED BY ITEM 501(B) OF REGULATION S-K)



               ITEM NUMBER OF                           LOCATION OR CAPTION
                  FORM N-1A                                IN PROSPECTUS
           -----------------------  -----------------------------------------------------------
PART A INFORMATION REQUIRED IN A PROSPECTUS
Item  1.   Cover Page.............  Cover Page
Item  2.   Synopsis...............  PROSPECTUS SUMMARY; SHAREHOLDER TRANSACTION EXPENSES;
                                    ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
Item  3.   Condensed Financial
             Information..........  SHAREHOLDER TRANSACTION EXPENSES; ANNUAL FUND OPERATING
                                    EXPENSES AND EXAMPLE; FINANCIAL HIGHLIGHTS; FUND
                                    PERFORMANCE; SHAREHOLDER SERVICES; ADDITIONAL INFORMATION
Item 4.    General Description of
             Registrant...........  THE FUND; INVESTMENT OBJECTIVES AND POLICIES; RISK FACTORS
                                    AND SPECIAL CONSIDERATIONS; INVESTMENT PRACTICES;
                                    DESCRIPTION OF SHARES OF THE FUND; ADDITIONAL INFORMATION
Item  5.   Management of the
             Fund.................  ANNUAL FUND OPERATING EXPENSES AND EXAMPLE; INVESTMENT
                                    ADVISORY SERVICES; SHAREHOLDER SERVICES; ALTERNATIVE SALES
                                    ARRANGEMENTS; PURCHASE OF SHARES
Item  6.   Capital Stock and Other
             Securities...........  DISTRIBUTIONS FROM THE FUND; REDEMPTION OF SHARES; THE
                                    DISTRIBUTION AND SERVICE PLANS; TAX STATUS; SHAREHOLDER
                                    SERVICES; DESCRIPTION OF SHARES OF THE FUND; ADDITIONAL
                                    INFORMATION
Item 7.    Purchase of Securities
             Being Offered........  SHAREHOLDER TRANSACTION EXPENSES; ALTERNATIVE SALES
                                    ARRANGEMENTS; PURCHASE OF SHARES; THE DISTRIBUTION AND
                                    SERVICE PLANS; FUND PERFORMANCE; SHAREHOLDER SERVICES;
                                    ADDITIONAL INFORMATION
Item 8.    Redemption or
             Repurchase...........  ALTERNATIVE SALES ARRANGEMENTS; PURCHASE OF SHARES;
                                    REDEMPTION OF SHARES; SHAREHOLDER SERVICES
Item 9.    Pending Legal
             Proceedings..........  Not Applicable


                                       i.

                                                        LOCATION OR CAPTION
               ITEM NUMBER OF                             IN STATEMENT OF
                  FORM N-1A                           ADDITIONAL INFORMATION
           -----------------------  -----------------------------------------------------------
PART B INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
Item 10.   Cover Page.............  Cover Page
Item 11.   Table of Contents......  Table of Contents
Item 12.   General Information
             and History..........  The Fund and the Trust
Item 13.   Investment Objectives
             and Policies.........  Investment Policies and Restrictions; Additional Investment
                                    Considerations
Item 14.   Management of the
             Fund.................  Officers and Trustees
Item 15.   Control Persons and
             Principal Holders of
             Securities...........  Shares of the Fund; Officers and Trustees
Item 16.   Investment Advisory and
             Other Services.......  Investment Advisory and Other Services; Investment
                                    Sub-Advisory Agreement; Legal Counsel
Item 17.   Brokerage Allocation...  Portfolio Transactions and Brokerage Allocation
Item 18.   Capital Stock and
             Other Securities.....  Contained in the Prospectus under the caption: DESCRIPTION
                                    OF SHARES OF THE FUND; The Fund and the Trust
Item 19.   Purchase, Redemption
             and Pricing of
             Securities Being
             Offered..............  Contained in the Prospectus under captions: SHAREHOLDER
                                    TRANSACTION EXPENSES; ALTERNATIVE SALES ALTERNATIVES;
                                    PURCHASE OF SHARES; SHAREHOLDER SERVICES; REDEMPTION OF
                                    SHARES
Item 20.   Tax Status.............  Contained In the Prospectus under the caption: TAX STATUS;
                                    Tax Status of the Fund
Item 21.   Underwriters...........  The Distributor; Notes to Financial Statements
Item 22.   Calculations of
             Performance Data.....  Contained in the Prospectus under the caption: FUND
                                    PERFORMANCE; Performance Information
Item 23.   Financial Statements...  Contained in the Prospectus under the caption: FINANCIAL
                                    HIGHLIGHTS; Independent Auditors Report; Financial
                                    Statements; Notes to Financial Statements
PART C



     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.


                                       ii.

--------------------------------------------------------------------------------

                          VAN KAMPEN AMERICAN CAPITAL

                          EMERGING MARKETS INCOME FUND
--------------------------------------------------------------------------------


    Van Kampen American Capital Emerging Markets Income Fund, formerly known as Van Kampen Merritt Emerging Markets Income Fund (the "Fund"), is a separate, non-diversified series of Van Kampen American Capital Trust, an open-end management investment company commonly known as a mutual fund. The Fund's primary investment objective is to seek to provide its shareholders with high current income. The Fund has a secondary investment objective of seeking capital appreciation. The Fund will seek to achieve its investment objectives under normal market conditions by investing primarily in emerging foreign market income securities. Under normal market conditions, up to 35% of the Fund's assets may be invested in developed foreign market income securities and domestic lower grade income securities. The Fund may invest in investment grade, lower grade and unrated securities. Under normal market conditions, at least 65% of the Fund's total assets will be invested in U.S. dollar-denominated income securities.



    ALL OR A SUBSTANTIAL PORTION OF THE FUND'S ASSETS MAY BE INVESTED IN LOWER GRADE INCOME SECURITIES, INCLUDING SECURITIES OF ISSUERS IN EMERGING MARKET COUNTRIES AND SECURITIES RATED IN THE LOWEST RATING CATEGORY. LOWER GRADE SECURITIES, COMMONLY REFERRED TO AS "JUNK BONDS," ARE REGARDED BY STANDARD & POOR'S RATINGS GROUP AND MOODY'S INVESTORS SERVICE, INC. AS PREDOMINATELY SPECULATIVE WITH RESPECT TO THE CAPACITY TO PAY INTEREST OR REPAY PRINCIPAL IN ACCORDANCE WITH THEIR TERMS. THE FUND IS DESIGNED FOR AGGRESSIVE INVESTORS WILLING TO ASSUME SIGNIFICANT RISKS IN RETURN FOR THE POTENTIAL FOR HIGH CURRENT INCOME AND CAPITAL APPRECIATION. THERE CAN BE NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVES.

                                                        (Continued on next page)
                               ------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                               ------------------
            FOR ARIZONA INVESTORS: THESE SECURITIES ARE SPECULATIVE
    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


    A Statement of Additional Information, dated October 27, 1995, containing additional information about the Fund has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety into this Prospectus. A copy of the Fund's Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunication Device For the Deaf at (800) 772-8889.


                               ------------------
                         VAN KAMPEN AMERICAN CAPITAL SM

                               ------------------

                   THIS PROSPECTUS IS DATED OCTOBER 27, 1995.

(Continued from previous page.)


    This Prospectus sets forth certain information about the Fund that a prospective investor should know before investing in the Fund. Please read it carefully and retain it for future reference. The address of the Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, and its telephone number is
(800) 421-5666.



    The Fund currently offers three classes of its shares (the "Alternative Sales Arrangements" and "Purchase of Shares") which may be purchased at a price equal to their net asset value per share, plus sales charges which, at the election of the investor, may be imposed (i) at the time of purchase (the "Class A Shares") or (ii) on a contingent deferred basis (Class A Share accounts over $1 million, "Class B Shares" and "Class C Shares"). The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares that is more beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances.

------------------------------------------------------------------------------
                               TABLE OF CONTENTS
------------------------------------------------------------------------------


                                                                  PAGE
                                                                  ----
Prospectus Summary.............................................     4
Shareholder Transaction Expenses...............................     5
Annual Fund Operating Expenses and Example.....................     6
Financial Highlights...........................................     8
The Fund.......................................................     9
Investment Objectives and Policies.............................     9
Risk Factors and Special Considerations........................    15
Investment Practices...........................................    18
Investment Advisory Services...................................    22
Alternative Sales Arrangements.................................    24
Purchase of Shares.............................................    26
Shareholder Services...........................................    35
Redemption of Shares...........................................    40
The Distribution and Service Plans.............................    43
Distributions from the Fund....................................    45
Tax Status.....................................................    46
Fund Performance...............................................    47
Description of Shares of the Fund..............................    48
Additional Information.........................................    49



  NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

------------------------------------------------------------------------------

                               PROSPECTUS SUMMARY

------------------------------------------------------------------------------


THE FUND. Van Kampen American Capital Emerging Markets Income Fund (the "Fund") is a separate, non-diversified series of Van Kampen American Capital Trust, an open-end management investment company.



INVESTMENT OBJECTIVES. The Fund's primary investment objective is to seek to provide its shareholders with high current income. The Fund has a secondary investment objective of seeking capital appreciation.



INVESTMENT POLICIES. The Fund will seek to achieve its investment objectives under normal market conditions by investing primarily in emerging foreign market income securities. Under normal market conditions, up to 35% of the Fund's assets may be invested in developed foreign market income securities and domestic lower grade income securities. See "Investment Objectives and Policies."



PURCHASE OF SHARES. Investors may elect to purchase Class A Shares, Class B Shares or Class C Shares, each with different sales charges and expenses. There is a $500 minimum initial investment for each class of shares and $25 minimum for each subsequent investment for each class of shares (or less as described under "Purchase of Shares"). The different classes of shares permit an investor to choose the method of purchasing shares that is more beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. See "Purchase of Shares."



INVESTMENT ADVISER. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the investment adviser for the Fund. VKM Global Emerging Markets Advisors, L.P. is the Fund's sub-adviser. See "Investment Advisory Services."



SPECIAL RISK FACTORS. All or a substantial portion of the Fund's assets may be invested in lower grade income securities, including securities of issuers in emerging market countries and securities rated in the lowest ratings category. Lower grade income securities, commonly referred to as "junk bonds," are regarded by Standard & Poor's Ratings Group and Moody's Investors Service, Inc. as predominately speculative with respect to the capacity to pay interest or repay principal in accordance with their terms. The Fund is designed for aggressive investors willing to assume significant risks in return for the potential for high current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objectives. See "Risk Factors and Special Considerations."



  The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and the


                      Statement of Additional Information.

------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES

------------------------------------------------------------------------------


                               CLASS A         CLASS B         CLASS C
                               SHARES           SHARES          SHARES
                               -------       ------------    ------------
Maximum sales charge imposed
  on purchases (as a
  percentage of the offering
  price)....................   4.75%(1)          None            None
Maximum sales charge imposed
  on reinvested dividends
  (as a percentage of the
  offering price)...........     None          None(3)         None(3)
Deferred sales charge (as a
  percentage of the lesser
  of the original purchase
  price or redemption
  proceeds).................     None(2)   Year 1--4.00%   Year 1--1.00%
                                           Year 2--3.75%    After--None
                                           Year 3--3.50%
                                           Year 4--2.50%
                                           Year 5--1.50%
                                           Year 6--1.00%
                                            After--None
Redemption fees (as a
  percentage of amount
  redeemed).................     None            None            None
Exchange fees...............     None            None            None


----------------

(1) Reduced on investments of $100,000 or more. See "Purchase of Shares -- Class A Shares."



(2) Investments of $1 million or more are not subject to a sales charge at the time of purchase, but a contingent deferred sales charge of 1.00% may be imposed on redemptions made within one year of the purchase.



(3) CDSC Shares received as reinvested dividends are subject to a 12b-1 distribution fee, a portion of which may indirectly pay for the initial sales commission incurred on behalf of the investor. See "The Distribution and Service Plans."

------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES AND EXAMPLE

------------------------------------------------------------------------------


                                           CLASS A       CLASS B       CLASS C
                                           SHARES        SHARES        SHARES
                                           -------       -------       -------
Management fees (as a percentage of
  average daily net assets).............    0.63%         0.63%         0.63%
12b-1 fees (as a percentage of average
  daily net assets)(1)..................    0.00%         0.00%         0.00%
Other expenses (as a percentage of
  average daily net assets).............    1.48%         1.45%         1.45%
Total expenses (as a percentage of
  average daily net assets).............    2.11%         2.08%         2.08%


----------------


(1) For the fiscal year ended June 30, 1995, the 12b-1 fees were 0.00% for each class of shares and there was no distribution of the Fund's shares. However, when distribution of the Fund's shares commences it is anticipated that 12b-1 fees will equal 0.25%, 1.00% and 1.00% for Class A Shares, Class B Shares and Class C Shares, respectively. The anticipated amounts include a service fee of up to 0.25% (as a percentage of net asset value) payable by the Fund as compensation for ongoing services rendered to investors. With respect to each class of shares, amounts in excess of 0.25%, if any, would represent an asset based sales charge. The asset based sales charge with respect to Class C Shares would include 0.75% (as a percentage of net asset value) paid to investors' broker-dealers as sales compensation. See "The Distribution and Service Plans."

EXAMPLE:



                                               ONE     THREE    FIVE      TEN
                                               YEAR    YEARS    YEARS    YEARS
                                               ----    -----    -----    -----
You would pay the following expenses on a
  $1,000 investment, assuming (i) an
  operating expense ratio of 2.11% for Class
  A Shares, 2.08% for Class B Shares and
  2.08% for Class C Shares, (ii) 5% annual
  return and (iii) redemption at the end of
  each time period:
  Class A Shares............................   $68     $ 110    $ 156    $ 280
  Class B Shares............................   $61     $ 100    $ 126    $ 242*
  Class C Shares............................   $31     $  65    $ 112    $ 241
You would pay the following expenses on the
  same $1,000 investment assuming no
  redemption at the end of each period:
  Class A Shares............................   $68     $ 110    $ 156    $ 280
  Class B Shares............................   $21     $  65    $ 112    $ 242*
  Class C Shares............................   $21     $  65    $ 112    $ 241


----------------


* Based on conversion to Class A Shares after seven years.



  The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years. The ten year amount with respect to Class B Shares of the Fund reflects the lower aggregate 12b-1 and service fees applicable to such shares after conversion of Class A Shares. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Investment Advisory Services" and "The Distribution and Service Plans."

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (for a share outstanding throughout the period)

--------------------------------------------------------------------------------

The following schedule presents financial highlights for one Class A Share, one Class B Share and one Class C Share of the Fund outstanding throughout the periods indicated. The financial highlights have been audited by KPMG Peat Marwick LLP, independent certified public accountants, for each of the periods indicated and their report thereon appears in the Fund's related Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the related Statement of Additional Information.


                                                                                        CLASS A SHARES            CLASS B SHARES
                                                                              ----------------------------------  --------------
                                                                                              DECEMBER 31, 1993
                                                                                                (COMMENCEMENT
                                                                                                OF INVESTMENT
                                                                                YEAR ENDED      OPERATIONS) TO      YEAR ENDED
                                                                              JUNE 30, 1995     JUNE 30, 1994     JUNE 30, 1995
                                                                              --------------  ------------------  --------------
Net Asset Value, Beginning of Period..........................................    $ 12.806         $ 14.300          $ 12.760
                                                                                   -------          -------           -------
 Net Investment Income........................................................       1.189            0.419             1.190
 Net Realized and Unrealized Loss on Investments and Foreign Currency.........      (0.376)          (1.913)           (0.330)
                                                                                   -------          -------           -------
Total from Investment Operations..............................................       0.813           (1.494)            0.860
                                                                                   -------          -------           -------
Less Distributions from Net Investment Income.................................       0.780            0.000             0.780
                                                                                   -------          -------           -------
Net Asset Value, End of Period................................................    $ 12.839         $ 12.806          $ 12.840
                                                                                   =======          =======           =======
Total Return (non-annualized)(1)..............................................       6.82%          -10.42%             7.24%
Net Assets at End of Period (in millions).....................................    $    5.4         $    5.4          $    1.8
Ratio of Expenses to Average Net Assets (annualized)(1).......................       2.11%            2.88%             2.08%
Ratio of Net Investment Income to Average Net Assets(1)(annualized)...........       9.64%            6.51%             9.67%
Portfolio Turnover............................................................     260.21%          117.62%           260.21%
----------------
(1) If certain expenses had not been assumed by the Adviser the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets (annualized).......................       2.46%              N/A             2.43%
   Ratio of Net Investment Income to Average Net Assets (annualized)..........       9.30%              N/A             9.33%
Note: Certain per share amounts and the ratio of net investment income to average net assets have been restated to conform with
      Statement of Position 93-4, "Foreign Currency Accounting and Financial Statement Presentation for Investment Companies."

                                                                                                    CLASS C SHARES
                                                                                                    --------------
                                                                                DECEMBER 31, 1993
                                                                                  (COMMENCEMENT
                                                                                  OF INVESTMENT
                                                                                  OPERATIONS) TO      YEAR ENDED
                                                                                  JUNE 30, 1994     JUNE 30, 1995
                                                                                ------------------  --------------
                                                                              <
Net Asset Value, Beginning of Period..........................................       $ 14.300          $ 12.760
                                                                                      -------           -------
 Net Investment Income........................................................          0.370             1.190
 Net Realized and Unrealized Loss on Investments and Foreign Currency.........         (1.910)           (0.330)
                                                                                      -------           -------
Total from Investment Operations..............................................         (1.540)            0.860
                                                                                      -------           -------
Less Distributions from Net Investment Income.................................          0.000             0.780
                                                                                      -------           -------
Net Asset Value, End of Period................................................       $ 12.760          $ 12.840
                                                                                      =======           =======
Total Return (non-annualized)(1)..............................................        -10.77%             7.24%
Net Assets at End of Period (in millions).....................................       $    1.8          $    1.8
Ratio of Expenses to Average Net Assets (annualized)(1).......................          3.64%             2.08%
Ratio of Net Investment Income to Average Net Assets(1)(annualized)...........          5.76%             9.67%
Portfolio Turnover............................................................        117.62%           260.21%
----------------
(1) If certain expenses had not been assumed by the Adviser the ratios would h
   Ratio of Expenses to Average Net Assets (annualized).......................            N/A             2.43%
   Ratio of Net Investment Income to Average Net Assets (annualized)..........            N/A             9.33%
Note: Certain per share amounts and the ratio of net investment income to aver
      Statement of Position 93-4, "Foreign Currency Accounting and Financial S


                                                                                DECEMBER 31, 1993
                                                                                  (COMMENCEMENT
                                                                                  OF INVESTMENT
                                                                                  OPERATIONS) TO
                                                                                  JUNE 30, 1994
                                                                                ------------------
Net Asset Value, Beginning of Period..........................................       $ 14.300
                                                                                      -------
 Net Investment Income........................................................          0.370
 Net Realized and Unrealized Loss on Investments and Foreign Currency.........         (1.910)
                                                                                      -------
Total from Investment Operations..............................................         (1.540)
                                                                                      -------
Less Distributions from Net Investment Income.................................          0.000
                                                                                      -------
Net Asset Value, End of Period................................................       $ 12.760
                                                                                      =======
Total Return (non-annualized)(1)..............................................        -10.77%
Net Assets at End of Period (in millions).....................................       $    1.8
Ratio of Expenses to Average Net Assets (annualized)(1).......................          3.64%
Ratio of Net Investment Income to Average Net Assets(1)(annualized)...........          5.76%
Portfolio Turnover............................................................        117.62%
----------------
(1) If certain expenses had not been assumed by the Adviser the ratios would h
   Ratio of Expenses to Average Net Assets (annualized).......................            N/A
   Ratio of Net Investment Income to Average Net Assets (annualized)..........            N/A
Note: Certain per share amounts and the ratio of net investment income to aver
      Statement of Position 93-4, "Foreign Currency Accounting and Financial S


                   See Financial Statements and Notes Thereto

------------------------------------------------------------------------------
THE FUND
------------------------------------------------------------------------------


  Van Kampen American Capital Emerging Markets Income Fund (the "Fund") is a separate, non-diversified series of Van Kampen American Capital Trust (the "Trust"), which is an open-end management investment company organized as a Delaware business trust.



  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser and its affiliates also manage other mutual funds distributed by Van Kampen American Capital Distributors, Inc. (the "Distributor"). To obtain prospectuses and other information on any of these other funds, please call the telephone number on the cover page of the Prospectus.


------------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND POLICIES
------------------------------------------------------------------------------


  The Fund's primary investment objective is to provide its shareholders with high current income. The Fund has a secondary investment objective of seeking capital appreciation. The Fund will seek to achieve its investment objectives under normal market conditions by investing primarily in emerging foreign market income securities. Under normal market conditions, up to 35% of the Fund's assets may be invested in developed foreign market income securities and domestic lower grade income securities. Under normal market conditions, at least 65% of the Fund's total assets will be invested in U.S. dollar-denominated income securities. All or a substantial portion of the Fund's assets may be invested in lower grade income securities, including securities of issuers located in emerging market countries and securities rated in the lowest rating category. See "Risk Factors and Special Considerations." The Fund does not intend to invest more than 25% of its total assets in any one industry (including for this purpose securities issued by any single foreign government), and the Fund has no current intention to invest more than 25% of its total assets in income securities of issuers located in any single country other than the United States, although the Fund reserves the right to so invest in the future. The Fund currently anticipates that under normal market conditions it will invest in income securities of issuers located in at least eight different countries, one of which may be the United States. The Fund is designed for aggressive investors willing to assume significant risks in return for the potential for high current income and capital appreciation. The Fund's investment objectives are fundamental and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There can be no assurance that the Fund will achieve its investment objectives. An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund.

An investment in the Fund is intended to be a long-term investment and should not be used as a trading vehicle.



  Lower grade income securities are income securities rated BB or below by Standard & Poor's Ratings Group ("S&P"), Ba or below by Moody's Investors Service, Inc. ("Moody's"), comparably rated by any other nationally recognized statistical rating organization ("NRSRO") or, if not rated by any NRSRO, determined by the Adviser to be of comparable quality to income securities so rated. Lower grade income securities are commonly referred to as "junk bonds" and are regarded by S&P and Moody's as predominately speculative with respect to the capacity to pay interest or repay principal in accordance with their terms. Lower grade income securities involve a greater degree of credit risk than investment grade income securities. There is no minimum rating or comparable quality standard imposed on the Fund's investments, and the Fund may purchase income securities that are rated D by S&P and that are in default in the payment of interest or repayment of principal. In S&P's view, the D rating category is used when interest payments or principal payments are not made on the date due even if an applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also is used upon the filing of a bankruptcy petition if debt service payments are jeopardized. The Fund will not, however, invest in any security that does not provide for, or that is not current in the payment of, periodic interest or dividend distributions if as a result of such investment more than 20% of the Fund's total assets would, at the time of investment, be invested in such securities.


MARKET SECTORS

  The Adviser selects the Fund's investments primarily from the following market sectors based on the Adviser's assessment of the relative investment opportunities and investment risks presented by individual income securities. Accordingly, the Adviser will not necessarily invest in securities with the highest yields available.


  EMERGING FOREIGN MARKET INCOME SECURITIES. The Fund will invest primarily in investment grade, lower grade and unrated income securities of issuers located in emerging markets. Under normal market conditions, the Fund will invest at least 65% of its total assets in emerging foreign market income securities. Such securities may include income securities issued or guaranteed by foreign governments or their agencies, central banks of foreign countries, supranational entities, such as the International Bank for Reconstruction and Development, and corporations or other business entities. Income securities of issuers located in emerging markets may be denominated in any currency and include Brady Bonds (discussed below). Investment in emerging market countries involves significant risks. See "Risk Factors and Special Considerations." For this purpose, "emerging foreign markets" includes any countries (i) having an "emerging stock market" as defined by the International Finance Corporation; or (ii) with low-to middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank");

or (iii) listed in World Bank publications as developing. The Adviser determines whether a particular issuer's principal activities are located in emerging markets by looking at factors such as the location of its assets, personnel, sales, and earnings.

  DEVELOPED FOREIGN MARKET INCOME SECURITIES. The Fund may invest in investment grade, lower grade and unrated income securities of issuers located in developed foreign markets. Such securities may include income securities issued or guaranteed by foreign governments or their agencies, central banks of foreign countries, supranational entities, such as the International Bank for Reconstruction and Development, and corporations or other business entities. Income securities of issuers located in developed foreign markets may be denominated in any currency and include U.S. dollar denominated income securities sold in the United States (commonly known as "Yankee bonds") and income securities denominated in U.S. dollars or other currencies and sold outside the United States (commonly referred to as "Eurobonds"). Currently, developed foreign markets include Ireland, Spain, New Zealand, Belgium, the United Kingdom, Italy, Australia, the Netherlands, Austria, France, Canada, the United States, Denmark, Germany, Norway, Sweden, Japan, Finland, Switzerland, Hong Kong, Singapore, Taiwan and South Korea.


  DOMESTIC LOWER GRADE INCOME SECURITIES. Domestic lower grade income securities are income securities of domestic issuers rated below investment grade or, if not rated, determined by the Adviser to be of comparable quality to securities rated below investment grade. Such securities are issued primarily by domestic corporations. Investment in lower grade income securities involves certain risks. See "Risk Factors and Special Considerations."


PORTFOLIO SECURITIES

  As used in this prospectus, the term "income securities" includes: fixed or variable rate bonds, notes, bills or debentures; stripped income securities; convertible securities; zero coupon or deferred payment securities; payment in kind securities; preferred stock; dividend paying common stock; warrants and other equity securities acquired as units together with other income securities; bank debt obligations; short-term paper; loan participations and assignments; and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of other income securities and securities whose principal or interest payments are indexed to changes in the values of currencies, interest rates, commodities or a basket of securities. The Fund may invest in investment grade, lower grade and unrated income securities. The Fund may invest in income securities of any maturity and denominated in any currency. At least 65% of the Fund's total assets will be invested in U.S. dollar denominated income securities. Following is a brief description of some of the portfolio securities in which the Fund may invest. See the Statement of Additional Information for more information concerning these and other portfolio securities in which the Fund may invest.

  BRADY BONDS. The Fund may invest in Brady Bonds and other sovereign debt of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. "Brady Bonds" are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. Brady Bonds may also be issued with respect to new money being advanced by existing lenders in connection with the debt restructuring. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. Brady Bonds have been issued only recently, and accordingly do not have a long payment history. In light of the risk of Brady Bonds including, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

  OTHER SOVEREIGN-RELATED DEBT. In addition to Brady Bonds, the Fund may invest in sovereign or sovereign-related debt obligations, including obligations of supranational entities. Such investments may include participations in and assignments of sovereign bank debt, restructured external debt that has not undergone a Brady-style debt exchange, and internal government debt.

  STRUCTURED INVESTMENTS. The Fund may invest a portion of its assets in interests in entities organized and operated for the purpose of restructuring the investment characteristics of other income securities. This type of restructuring involves the deposit with or purchase by an entity of income securities (such as bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions.

  INDEXED INCOME SECURITIES. The Fund may invest in income securities that are indexed to certain specific foreign currency exchange rates, interest rates or other reference rates. The terms of such securities provide that their principal amount is adjusted upwards or downwards (but ordinarily not below zero) at maturity to reflect changes in the exchange rate between two currencies (or other rates) while the obligations are outstanding.

  LOAN PARTICIPATIONS AND ASSIGNMENTS. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between borrowers and one or more financial institutions ("Lenders"). The Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

  STRIPPED INCOME SECURITIES. Stripped income securities are derivative securities representing an interest in all or a portion of the income or principal components of an underlying or related security, a pool of securities or other assets. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The market values of stripped income securities tend to be more volatile in response to changes in interest rates than are conventional income securities.

  FLOATING AND VARIABLE RATE INCOME SECURITIES. Income securities may provide for floating or variable rate interest or dividend payments. The Fund may invest in derivative floating and variable rate securities such as inverse floaters, whose rates vary inversely with changes in market rates of interest, or range floaters or capped floaters, whose rates are subject to periodic or lifetime limits. Such securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of inverse floaters and the corresponding change to the net asset value of the Fund generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

  DISCOUNT, ZERO COUPON AND PAYMENT-IN-KIND SECURITIES. The Fund may invest in securities sold at a substantial discount from their value at maturity. Such securities include "zero coupon" and payment-in-kind securities of governmental or private issuers. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Payment-in-kind securities allow the issuer, at its option, to make current interest payments on such securities either in cash or in additional securities. Accordingly, zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Even though the holder of a zero coupon bond or a payment-in-kind security does not receive cash interest payments prior to maturity, a portion of the purchase price discount must be accrued as income each year under current federal tax law. In order to generate sufficient cash to make distributions, the Fund may have to dispose of securities that it would otherwise continue to hold, which, in some cases, may be disadvantageous to the Fund.

  PREMIUM SECURITIES. The fund may invest in income securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. Although such securities bear coupon rates higher than prevailing market rates, because they are purchased at a price in excess of par value, the yield earned by the Fund on such investments may not exceed prevailing market yields. If securities purchased by a Fund at a premium are called or sold prior to maturity, the Fund may recognize a capital loss. Additionally, the Fund will recognize a capital loss if it holds such securities to maturity.

  CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time and at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

  EQUITY FEATURES. Income securities may involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest of other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits). At times, the Fund may also acquire warrants and other equity securities in connection with the purchase of income securities.

  PRIVATE PLACEMENTS. The Fund may invest in income securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded in the OTC secondary market. In many cases, privately placed securities will be subject to contractual or legal restrictions on transfer. As a result of the absence of a public trading market, privately placed securities may in turn be less liquid and more difficult to value than publicly traded securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. Certain of the Fund's direct investments, particularly in emerging foreign markets, may include investments in smaller, less seasoned companies, which may involve greater risks. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

  U.S. GOVERNMENT AND DOMESTIC INVESTMENT GRADE INCOME SECURITIES. The Fund may invest up to 20% of its assets in U.S. government and domestic investment grade income securities. U.S. government securities are obligations issued or guaranteed by the U.S. government or its agencies, instrumentalities or political subdivisions (collectively "agencies"). These obligations may be either direct obligations of the U.S. Treasury or obligations issued or guaranteed by U.S. government agencies. Of the obligations issued or guaranteed by agencies, some are backed by the full faith and credit of the U.S. government and others are backed only by the right of the issuer to borrow from the U.S. Treasury. U.S. government securities generally are not rated, but are generally considered to be of at least the same credit quality as privately issued securities rated in the highest investment grade rating categories. Domestic investment grade income securities are income securities of domestic issuers rated investment grade or, if not rated, determined by the Adviser to be of comparable quality to investment grade rated securities. Such securities are issued primarily by domestic corporations. Investments in U.S. government and domestic investment grade securities generally involve less credit risk and less market risk, but offer lower yields, than investment in the other types of income securities in which the Fund may invest.

------------------------------------------------------------------------------
RISK FACTORS AND SPECIAL CONSIDERATIONS
------------------------------------------------------------------------------

  INVESTMENTS IN INCOME SECURITIES. The value of the income securities held by the Fund, and thus the net asset value of the shares, generally will fluctuate with (i) changes in the perceived creditworthiness of the issuers of those securities, (ii) movements in interest rates, and (iii) changes in the relative values of the currencies in which the Fund's investments are denominated with respect to the U.S. dollar. Many of the income securities in which the Fund will invest have long maturities. A longer average maturity generally is associated with a higher level of volatility in market value in response to changes in interest rates. In addition, securities issued at a discount, such as certain types of Brady Bonds and zero coupon obligations, may be subject to greater fluctuations in market value in response to changes in interest rates.

  The Fund may invest in derivative income securities such as stripped income securities, inverse floaters, range floaters and capped floaters. Investment in such securities involves special risks as compared to investment in conventional floating or variable rate income securities. The extent of increases and decreases in the value of such securities and the corresponding changes to the per share net asset value of the Fund in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate income security having similar credit quality, redemption provisions and maturity. The markets for such securities may be less developed than the markets for conventional floating or variable rate income securities.

  INVESTMENT IN LOWER GRADE INCOME SECURITIES. A substantial portion of the Fund's assets may be invested in lower grade securities. Debt securities rated BB or below by S&P or Ba or below by Moody's are deemed by S&P and Moody's to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. The lower grade income securities in which the Fund may invest may include securities having the lowest ratings assigned by S&P or Moody's and, together with comparable unrated securities, may include securities in default or that face the risk of default with respect to the payment of principal or interest or that have filed for bankruptcy protection. These securities are considered to have extremely poor prospects of ever attaining any real investment standing. See the Statement of Additional Information for a more complete description of S&P and Moody's ratings. Lower grade income securities are especially subject to adverse changes in general economic conditions, the industries in which the issuers are engaged, the financial condition of the issuers and prevailing interest rates. Issuers of lower grade securities are often highly leveraged and may not have available to them more traditional methods of financing. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Lower grade income securities are generally unsecured and are often subordinated to other income securities of the issuer. To the extent the Fund is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, the Fund may incur additional expenses and, with respect to foreign lower grade income securities, may have limited legal recourse in the event of a default. Lower grade income securities frequently have call or buy-back features which permit an issuer to call or repurchase the security prior to its maturity. If an issuer exercises these provisions in a declining interest rate environment, the Fund may have to reinvest in lower yielding securities, resulting in a decrease in income earned by the Fund.

  DEFAULTED SECURITIES. The Fund may invest in defaulted securities. Defaulted securities are securities with respect to which payment of interest or repayment of principal is in arrears. Any investment in defaulted securities primarily would be intended to benefit the Fund's investment objective with respect to capital appreciation and not its investment objective with respect to providing a high level of current income. Defaulted securities may be less liquid than investments in more highly rated securities and the Fund may be unable to dispose of such securities in a timely fashion. Investment in defaulted securities should be considered speculative. Defaulted securities may not resume payment of interest or repayment of principal in accordance with the terms of the original obligation, and the Fund may not recoup its investment in such securities.


  INVESTMENTS IN FOREIGN INCOME SECURITIES. Investment in foreign income securities involves certain special risks not usually associated with investment in domestic income securities. The magnitude of such risks is generally greater with respect to investment in emerging market countries. Investments in foreign income securities involve risks relating to political and economic developments abroad. See "Additional Investment Considerations--Special Risk Factors--Investments in Foreign Income Securities" in the Statement of Additional Information. With respect to many foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation, political instability, increased governmental regulation, social instability or diplomatic developments (including armed conflict) which could adversely affect the economies of such countries or the value of the Fund's investments in those countries. Foreign investment in certain countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market income securities and increase the costs and expenses of the Fund. Disclosure, accounting and regulatory standards in many respects are less stringent in many countries than in the U.S. and there may be less publicly available information concerning foreign issuers than there is with respect to domestic issuers. In addition, there may be less timely and accurate information with respect to general economic conditions and trends in countries in which issuers of foreign income securities are located, particularly in emerging market countries. There also may be a lower level of monitoring and regulation of securities markets and the activities of investors in such markets, and enforcement of existing regulations has in many instances been limited. Foreign markets also have different clearance and settlement procedures, and in certain markets settlement may fail to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. Because the Fund may invest in non-U.S. dollar-denominated securities, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income to be distributed to shareholders. The exchange rates between the U.S. dollar and other currencies can be volatile. Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other government taxes.

  SOVEREIGN DEBT. The issuer of sovereign debt or the governmental authorities that control the repayment of sovereign debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. At times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt; such moratoria are currently in effect in certain Latin American countries. Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors.

  RESTRICTED AND ILLIQUID SECURITIES. Subject to limitations under state law, the Fund may invest up to 15% of its net assets in illiquid securities including securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. The Fund may find it difficult to sell such illiquid securities when the Adviser believes it is advisable to do so or may be able to sell such securities only at prices lower than if such securities were more liquid. The lack of a liquid secondary market also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating net asset value. These risks may be intensified in the case of securities issued by issuers located in, or traded in capital markets located in, emerging foreign markets. Such securities may trade infrequently and such markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings impossible at times, particularly in times of economic distress. Restricted securities salable among qualified institutional buyers without restriction pursuant to Rule 144A under the Securities Act of 1933, as amended, that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust will not be treated as restricted securities by the Fund pursuant to such rules.


  NON-DIVERSIFIED STATUS. The Fund has registered as a non-diversified investment company, which means that the Fund may invest to a greater degree in a relatively limited number of issuers than may a diversified investment company. To the extent that the Fund so invests, the Fund will be more susceptible to any single adverse economic, political or regulatory occurrence.

------------------------------------------------------------------------------

INVESTMENT PRACTICES

------------------------------------------------------------------------------

  In connection with the investment policies described above, the Fund also may engage in strategic transactions, enter currency transactions, purchase and sell securities on a "when issued" and "delayed delivery" basis, borrow money from banks, enter into repurchase and reverse repurchase agreements, sell securities short and lend its portfolio securities, in each case subject to the limitations set forth below. These investment practices entail risks. See the Statement of Additional Information for a more complete discussion of these practices.

  STRATEGIC TRANSACTIONS. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income indices and other financial instruments and purchase and sell financial futures contracts and enter into various interest rate and currency transactions such as forward contracts, futures contracts, swaps, caps, floors or collars or options on currencies or futures. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective interest rate exposure of the Fund's portfolio, to protect against changes in currency exchange rates, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Strategic Transactions also may be used to enhance potential gain, although no more than 5% of the Fund's assets will be committed to certain Strategic Transactions for non-hedging transactions. The use of Strategic

Transactions for non-hedging purposes should be considered a speculative technique. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The Fund may also invest in income securities the terms of which include elements of or are similar in effect to Strategic Transactions in which the Fund may engage. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Fund's Statement of Additional Information.

  REPURCHASE AGREEMENTS. The Fund may use up to 20% of its assets to enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Fund acquires securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Fund accrues as interest the difference between the amount it pays for the securities and the amount it receives upon resale.

  "WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. The Fund may also purchase and sell portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to or is earned by the Fund on portfolio securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of such securities at delivery may be more or less than their purchase price, and yields generally available on such securities when delivery occurs may be higher than yields on the such securities obtained pursuant to such transactions.

  SHORT SALES. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund is obligated to collateralize its obligation to replace the borrowed security with cash, U.S. government securities or other highly liquid securities. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. The short sale of a security is considered a speculative investment technique.

  The market value of the security sold short of any one issuer will not exceed either 5% of the Fund's total assets or 5% of such issuer's voting securities. The Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

  LOANS OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to selected commercial banks or broker-dealers up to a maximum of 50% of the assets of the Fund. The Fund is the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan inures to the Fund and its shareholders.

  REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, an approved custodian will segregate cash or liquid, high grade debt securities having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements will be considered borrowings and, accordingly, will be subject to the Fund's 5% limitation on borrowings.

  DEFENSIVE STRATEGIES. At times, conditions in the markets may, in the Adviser's judgment, make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Adviser may use alternative strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund may invest to a substantial degree in high-quality, short-term obligations.

  PORTFOLIO TURNOVER. Other than for tax purposes, frequency of portfolio turnover generally will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund does not anticipate having annual portfolio turnover rates in excess of 200%. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses or dealer costs than a lower rate, which expenses and costs must be borne by the Fund and its shareholders.


  INVESTMENT RESTRICTIONS. The Fund is subject to certain investment restrictions set forth in the Statement of Additional Information which constitute fundamental policies. These investment restrictions together with the Fund's investment objectives are fundamental and cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. The Fund's other investment policies are not fundamental and may be changed without shareholder approval. See "Investment Policies and Restrictions" in the Statement of Additional Information.



  PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION. The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The income securities in which the Fund may invest are traded principally in the over-the-counter market. In the over-the-counter market, securities generally are traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the managers, underwriters and dealers. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of bonds on a stock exchange are effected through brokers who charge a commission for their services.

  The Adviser is responsible for effecting securities transactions of the Fund and will do so in a manner deemed fair and reasonable to shareholders of the Fund and not according to any formula. The Adviser's primary considerations in selecting the manner of executing securities transactions for the Fund will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. However, it is not the policy of the Adviser, absent special circumstances, to pay higher commissions to a firm because it has supplied such services.



  In effecting purchases and sales of the Fund's portfolio securities, the Adviser and the Fund may place orders with and pay brokerage commissions to brokers, including brokers which may be affiliated with the Fund, the Adviser, Van Kampen Merritt or dealers participating in the offering of the Fund's shares. In addition, in selecting among firms to handle a particular transaction, the Adviser and the Fund may take into account whether the firm has sold or is selling shares of the Fund. See "Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information for more information.


------------------------------------------------------------------------------

INVESTMENT ADVISORY SERVICES

------------------------------------------------------------------------------


  THE ADVISER. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the investment adviser for the Fund. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and over $50 billion under management or supervision. Van Kampen American Capital's more than 40 open-end and 38 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading financial advisers nationwide.



  Van Kampen American Capital is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American

Capital own, in the aggregate, not more than 7% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 11% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee of the Fund owns or would own 5% or more of the common stock of VK/AC Holding, Inc.



  ADVISORY AGREEMENT. The business and affairs of the Fund will be managed under the direction of the Board of Trustees of the Trust, of which the Fund is a separate series. Subject to their authority, the Adviser and the respective officers of the Fund will supervise and implement the Fund's investment activities and will be responsible for overall management of the Fund's business affairs. The Fund will pay the Adviser a fee equal to a percentage of the average daily net assets of the Fund as follows:



              AVERAGE DAILY NET ASSETS                 PERCENTAGE PER ANNUM
----------------------------------------------------   --------------------
First $500 million..................................       1.00 of 1.00%
Over $500 million but less than $1 billion..........       0.95 of 1.00%
Over $1 billion.....................................       0.90 of 1.00%



  Under its investment advisory agreement with the Adviser, the Fund has agreed to assume and pay the charges and expenses of the Fund's operation, including the compensation of the Trustees of the Trust (other than those who are affiliated persons, as defined in the 1940 Act of the Adviser, the Distributor or Van Kampen American Capital), the charges and expenses of independent accountants, legal counsel, any transfer or dividend disbursing agent and the custodian (including fees for safekeeping of securities), costs of calculating net asset value, costs of acquiring and disposing of portfolio securities, interest (if any) on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, reports and notices to shareholders, costs of registering shares of the Fund under the federal securities laws, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies.



  SUB-ADVISORY AGREEMENT. VKM Global Emerging Markets Advisors, L.P., the Fund's Sub-Adviser, will have the responsibility for supplying investment research and portfolio management (including, without limitation, the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed, in accordance with the policies adopted by the Fund and its Board of Trustees). VKM Global Emerging Markets Advisors, L.P. has not previously served as investment adviser to a registered investment company.



  PORTFOLIO MANAGEMENT. Frank A. Fernandez is the Chief Portfolio Manager for VKM Global Emerging Markets Advisors, L.P. and is primarily responsible for supplying overall portfolio supervision and market allocations for the Fund, together with individual security selection in the emerging markets sector. Prior to 1994, Mr. Fernandez was First Vice President and Managing Director of the Debt and Equity Markets Group of Merrill Lynch & Co. Mr. Fernandez also served as an Investment Strategist in Merrill Lynch & Co's., Emerging Markets, Corporate Strategy and Research Group. Prior to 1990, Mr. Fernandez was a Vice President and Department Head of Manufacturers Hanover Trust Company's International Economics Department.



------------------------------------------------------------------------------


ALTERNATIVE SALES ARRANGEMENTS

------------------------------------------------------------------------------

  The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares that is more beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive dividends in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider such factors together with the amount of sales charges and the aggregate distribution and services fees with respect to each class of shares that may be incurred over the anticipated duration of their investment in the Fund.


  The Fund offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Shares of each class are offered at a price equal to their net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed (a) at the time of purchase ("Class A Shares") or
(b) on a contingent deferred basis (Class A Share accounts over $1 million, "Class B Shares" and "Class C Shares"). Class A Share accounts over $1 million or otherwise subject to a contingent deferred sales charge ("CDSC"), Class B Shares and Class C Shares sometimes are referred to herein collectively as "Contingent Deferred Sales Charge Shares" or "CDSC Shares."



  The minimum initial investment with respect to each class of shares is $500. The minimum subsequent investment with respect to each class of shares is $25. It is presently the policy of the Distributor, not to accept any order for Class B Shares or Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


  An investor should carefully consider the sales charges applicable to each class of shares and the estimated period of their investment to determine which class of shares is more beneficial for the investor to purchase. For example, investors who would qualify for a significant purchase price discount from the maximum sales charge on Class A Shares may determine that payment of such a reduced front-end sales charge is superior to electing to purchase Class B Shares or Class C Shares, each with no front-end sales charge but subject to a CDSC and a higher aggregate distribution and service fee. However, because initial sales charges are deducted at the time of purchase of Class A Shares, a purchaser of Class A Shares would not have all of his or her funds invested initially and, therefore, would initially own fewer shares than if Class B Shares or Class C Shares had been purchased. On the other hand, an investor whose purchase would not qualify for price discounts applicable to Class A Shares and intends to remain invested until after the expiration of the applicable CDSC may wish to defer the sales charge and have all his or her funds initially invested in Class B Shares. If such an investor anticipates that he or she will redeem such shares prior to the expiration of the CDSC period applicable to Class B Shares, the investor may wish to acquire Class C Shares. Investors must weigh the benefits of deferring the sales charge and having all of their funds invested against the higher aggregate distribution and service fee applicable to Class B Shares and Class C Shares (discussed below). Investors who intend to hold their shares for a significantly long time may not wish to continue to bear the ongoing distribution and service expenses of Class C Shares which, in the aggregate, eventually would exceed the aggregate amount of the initial sales charge and distribution and service expenses applicable to Class A Shares, irrespective of the fact that a contingent deferred sales charge would eventually not apply to a redemption of such Class C Shares.


  Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights, except each class of shares (i) bears those distribution fees, service fees and administrative expenses applicable to the respective class of shares as a result of its sales arrangements, (ii) has exclusive voting rights with respect to those provisions of the Fund's Rule 12b-1 distribution plan which relate only to such class and
(iii) has a different exchange privilege. Only the Class B Shares are subject to a conversion feature (discussed below). Generally, a class of shares subject to a higher ongoing distribution fee, services fee or, where applicable, the conversion feature will have a higher expense ratio and pay lower dividends than a class of shares subject to a lower ongoing distribution fee or services fee or not subject to the conversion feature. The per share net asset values of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset values of the classes may differ. The net asset value per share of each class of shares of the Fund will be determined as described in this Prospectus under "Purchase of Shares -- Net Asset Value."


  The administrative expenses that may be allocated to a specific class of shares may consist of (i) transfer agency expenses attributable to a specific class of shares, which expenses typically will be higher with respect to classes of shares subject to the conversion feature; (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class;
(iii) Securities and Exchange Commission (the "SEC") registration fees incurred by a class of shares; (iv) the expense of administrative personnel and services as required to support the shareholders of a specific class; (v) Trustees' fees or expense incurred as a result of issues relating to one class of shares; (vi) accounting expenses relating solely to one class of shares; and (vii) any other incremental expenses subsequently identified that should be properly allocated to one or more classes of shares that shall be approved by the SEC pursuant to an amended exemptive order. All such expenses incurred by a class will be borne on a pro rata basis by the outstanding shares of such class. All allocations of administrative expenses to a particular class of shares will be limited to the extent necessary to preserve the Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").


------------------------------------------------------------------------------

PURCHASE OF SHARES

------------------------------------------------------------------------------


  The Fund offers shares for sale to the public on a continuous basis through Van Kampen American Capital Distributors, Inc. (the "Distributor"), as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the National Association of Securities Dealers, Inc. ("NASD") acting as securities dealers ("dealers") and through NASD members acting as brokers for investors ("brokers") or eligible non-NASD members acting as agents for investors ("financial intermediaries"). The Fund reserves the right to suspend or terminate the continuous public offering of its shares at any time and without prior notice.



  The Fund's shares are offered at net asset value per share next computed after an investor places an order to purchase directly with the investor's broker, dealer or financial intermediary or with the Distributor, plus any applicable sales charge. Sales personnel of brokers, dealers and financial intermediaries distributing the Fund's shares may receive differing compensation for selling different classes of shares. It is the responsibility of the investor's broker, dealer or financial intermediary to transmit the order to the Distributor. Because the Fund generally will determine net asset value once each business day as of the close of business, purchase orders placed through an investor's broker, dealer or financial intermediary must be transmitted to the Fund by such broker, dealer or financial intermediary prior to such time in order for the investor's order to be fulfilled on the basis of the net asset value to be determined that day. Any change in the purchase price due to the failure of the Fund to receive a purchase order prior to such time must be settled between the investor and the broker, dealer or financial intermediary submitting the order.



  The Distributor may from time to time implement programs under which a broker, dealer or financial intermediary's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any broker, dealer or financial intermediary that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the broker, dealer or financial intermediary at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by it, pay fees to, and sponsor business seminars for, qualifying brokers, dealers or financial intermediaries for certain services or activities which are primarily intended to result in sales of shares of the Fund. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. Such payments to brokers, dealers and financial intermediaries for sales contests, other programs and seminars are made by the Distributor out of its own assets. These programs will not change the price an investor will pay for shares or the amount that the Fund will receive from such sale.



CLASS A SHARES



  The public offering price of Class A Shares is equal to the net asset value per share plus an initial sales charge which is a variable percentage of the offering price depending upon the amount of the sale. The table below shows total sales charges and dealer concessions reallowed to dealers and agency commissions paid to brokers with respect to sales of Class A Shares. The sales charge is allocated between the investor's broker, dealer or financial intermediary and the Distributor. As indicated previously, at the discretion of the Distributor the entire sales charge may be reallowed to such broker, dealer or financial intermediary. The staff of the SEC has taken the position that brokers, dealers and financial intermediaries who receive 90% or more of the sales charge may be deemed to be "underwriters" as that term is defined in the Securities Act of the 1933.



SALES CHARGE TABLE



                                                                            DEALER
                                                                          CONCESSION
                                                                          OR AGENCY
                                           TOTAL SALES CHARGE             COMMISSION
                                   ----------------------------------   --------------
       SIZE OF TRANSACTION          PERCENTAGE OF     PERCENTAGE OF     PERCENTAGE OF
        AT OFFERING PRICE          OFFERING PRICE    NET ASSET VALUE    OFFERING PRICE
--------------------------------------------------------------------------------------
Less than $100,000................       4.75%             4.99%             4.25%
$100,000 but less than $250,000...       3.75              3.90              3.25
$250,000 but less than $500,000...       2.75              2.83              2.25
$500,000 but less than
  $1,000,000......................       2.00              2.04              1.75
$1,000,000 or more*...............         *                 *                 *


------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on redemptions made within one year of the purchase. A commission will be paid to dealers who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next million, plus 0.20% on the next $2 million and 0.08% on the excess over $5 million. See "Purchase of Shares -- Deferred Sales Charge Alternatives" for additional information with respect to contingent deferred sales charges.

QUANTITY DISCOUNTS



  Investors purchasing Class A Shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.



  Investors, or their brokers, dealers or financial intermediaries, must notify the Fund whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their broker, dealer or financial intermediary or the Distributor.



  As used herein, "any person" eligible for a reduced sales charge includes an individual, their spouse and minor children (and any trust or custodial accounts for their benefit) and any corporation, partnership, or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single fiduciary account; or a "company" as defined is section 2(a)(8) of the 1940 Act.



  As used herein, "Participating Funds" refers to all open-end investment companies distributed by the Distributor other than Van Kampen American Capital Tax Free Money Fund ("Tax Free Money Fund"), Van Kampen American Capital Reserve Fund ("Reserve Fund") and The Govett Funds, Inc.



  VOLUME DISCOUNTS. The size of investment shown in the preceding table applies to the total dollar amount being invested by any person at any one time in Class A Shares of the Fund alone, or in combination with other shares of the Fund and shares of other Participating Funds although other Participating Funds may have different sales charges.



  CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding table may also be determined by combining the amount being invested in Class A Shares of the Fund with other shares of the Fund and shares of Participating Funds plus the current offering price of all shares of the Fund and other Participating Funds which have been previously purchased and are still owned.



  LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the amount being invested over a 13-month period to determine the sales charge as outlined in the preceding table. The size of investment shown in the preceding table includes the amount of intended purchases of Class A Shares of the Fund with other shares of the Fund and shares of the Participating Funds plus the value of all shares of the Fund and other Participating Funds previously purchased during such 13-month period and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provision, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. If the goal is not achieved within the 13-month period, the investor must pay the difference between the charges applicable to the purchases made and the charges previously paid. When an investor signs a Letter of Intent, shares equal to at least 5% of the total purchase amount of the level selected will be restricted from sale or redemption by the investor until the Letter of Intent is satisfied or any additional sales charges have been paid; if the Letter of Intent is not satisfied by the investor and any additional sales charges are not paid, sufficient restricted shares will be redeemed by the Fund to pay such charges. Additional information is contained in the application accompanying this Prospectus.



OTHER PURCHASE PROGRAMS



  Purchasers of Class A Shares may be entitled to reduced initial sales charges in connection with unit trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.



  UNIT TRUST REINVESTMENT PROGRAMS. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund with no minimum initial or subsequent investment requirement, and with a lower sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the broker, dealer or financial intermediary, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their broker, dealer or financial intermediary or the Distributor.



  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide the Fund's transfer agent with appropriate backup data for each participating investor in a computerized format fully compatible with the transfer agent's processing system.



  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently.



  NAV PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:



  (1) Current or retired Trustees/Directors of funds advised by the Adviser, Van Kampen American Capital Asset Management, Inc. or John Govett & Co. Limited and such persons' families and their beneficial accounts.



  (2) Current or retired directors, officers and employees of VK/AC Holding, Inc. and any of its subsidiaries, Clayton, Dubilier & Rice, Inc., employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.



  (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and minor children when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.



  (4) Registered investment advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients provided that the aggregate amount invested in Class A Shares of the Fund alone, or in any combination of shares of the Fund and shares of other Participating Funds as described herein under "Purchase of Shares -- Class A Shares -- Quantity Discounts," during the 13-month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay brokers, dealers or financial intermediaries through which purchases are made an amount up to 0.50% of the amount invested, over a twelve-month period following such transaction.



  (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $10 million or more. The Distributor may pay commissions of up to 1.00% for such purchases.



  (6) Accounts as to which a broker, dealer or financial intermediary charges an account management fee ("wrap accounts"), provided the broker, dealer or financial intermediary has a separate agreement with the Distributor.



  (7) Investors purchasing shares of the Fund with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge or was subject to a deferred sales charge, whether or not paid, if such redemption has occurred no more than 30 days prior to such purchase.



  (8) Full service participant directed profit sharing and money purchase plans, full service 401(k) plans, or similar full service recordkeeping programs made available through Van Kampen American Capital Trust Company with at least 50 eligible employees or investing at least $250,000 in the Participating Funds, Tax Free Money Fund or Reserve Fund. For such investments the Fund imposes a contingent deferred sales charge of 1.00% in the event of redemptions within one year of the purchase other than redemptions required to make payments to participants under the terms of the plan. The contingent deferred sales charge incurred upon certain redemptions is paid to the Distributor in reimbursement for distribution-related expenses. A commission will be paid to dealers who initiate and are responsible for such purchases as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million.



The term "families" includes a person's spouse, minor children and grandchildren, parents, and a person's spouse's parents.



  Purchase orders made pursuant to clause (4) may be placed either through authorized brokers, dealers or financial intermediaries as described above or directly with the Fund's transfer agent, the investment adviser, trust company or bank trust department, provided that the Fund's transfer agent receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized broker, dealer or financial intermediary may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


DEFERRED SALES CHARGE ALTERNATIVES


  Investors choosing the deferred sales charge alternative may purchase Class A Shares in an amount of $1 million or more, Class B Shares or Class C Shares. The public offering price of a CDSC Share is equal to the net asset value per share without the imposition of a sales charge at the time of purchase. CDSC Shares are sold without an initial sales charge so that the Fund may invest the full amount of the investor's purchase payment. The Distributor will compensate brokers, dealers and financial intermediaries participating in the continuous public offering of the CDSC Shares out of its own assets, and not out of the assets of the Fund, at a percentage rate of the dollar value of the CDSC Shares purchased from the Fund by such brokers, dealers and financial intermediaries, which percentage rate will be equal to (i) with respect to Class A Shares, 1.00% on sales to $2 million, plus 0.80% on the next million, plus 0.20% on the next $2 million and 0.08% on the excess over $5 million; (ii) 4.00% with respect to Class B Shares; and (iii) 1.00% with respect to Class C Shares. Such compensation will not change the price an investor will pay for CDSC Shares or the amount that the Fund will receive from such sale.


  CDSC Shares redeemed within a specified period of time generally will be subject to a contingent deferred sales charge at the rates set forth below. The amount of the contingent deferred sales charge will vary depending on (i) the class of CDSC Shares to which such shares belong and (ii) the number of years from the time of payment for the purchase of the CDSC Shares until the time of their redemption. The charge will be assessed on an amount equal to the lesser of the then current market value or the original purchase price of the CDSC Shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no contingent deferred sales charge will be assessed on CDSC Shares derived from reinvestment of dividends or capital gains distributions. Solely for purposes of determining the number of years from the time of any payment for the purchase of CDSC Shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month.


  Proceeds from the contingent deferred sales charge and the distribution fee applicable to a class of CDSC Shares are paid to the Distributor and are used by the Distributor to defray its expenses related to providing distribution related services to the Fund in connection with the sale of shares of such class of CDSC Shares, such as the payment of compensation to selected dealers and agents for selling such shares. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell such CDSC Shares without a sales charge being deducted at the time of purchase.



  In determining whether a contingent deferred sales charge is applicable to a redemption of shares from a class of CDSC Shares, it will be assumed that the redemption is made first of any CDSC Shares acquired pursuant to reinvestment of dividends or distributions, second of CDSC Shares that have been held for a sufficient period of time such that the contingent deferred sales charge no longer is applicable to such shares, third of Class A Shares in the shareholder's Fund account that have converted from Class B Shares, if any, and fourth of CDSC Shares held longest during the period of time that a contingent deferred sales charge is applicable to shares of the respective CDSC class. The charge will not be applied to dollar amounts representing an increase in the net asset value per share since the time of purchase.


  To provide an example, assume an investor purchased 100 Class B Shares (as set forth below) at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B Shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.75% (the applicable rate in the second year after purchase).


  CLASS A SHARE PURCHASES OF $1 MILLION OR MORE. No sales charge is payable at the time of purchase on investments in Class A Shares of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on redemptions made within one year of the purchase. A commission will be paid to dealers who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next million, plus 0.20% on the next $2 million and 0.08% on the excess over $5 million.


  CLASS B SHARES. Class B Shares redeemed within six years of purchase generally will be subject to a contingent deferred sales charge at the rates set forth below, charged as a percentage of the dollar amount subject thereto:

                                                           CONTINGENT DEFERRED
                                                            SALES CHARGE AS A
                                                              PERCENTAGE OF
                                                              DOLLAR AMOUNT
YEAR SINCE PURCHASE                                         SUBJECT TO CHARGE
-------------------                                        -------------------
      First................................................         4.00%
      Second...............................................         3.75%
      Third................................................         3.50%
      Fourth...............................................         2.50%
      Fifth................................................         1.50%
      Sixth................................................         1.00%
      Seventh and after....................................         0.00%


  The contingent deferred sales charge generally is waived on redemptions of Class B Shares made pursuant to the Systematic Withdrawal Plan. See "Shareholder Services -- Systematic Withdrawal Plan."



  Conversion Feature. Seven years after the end of the month in which a shareholder's order to purchase a Class B Share of the Fund was accepted, such Class B Share automatically will convert to a Class A Share and will no longer be subject to the higher distribution fee applicable to Class B Shares. The purpose of the conversion feature is to relieve the holders of Class B Shares after such seven year period from the higher aggregate distribution and service fees applicable to Class B Shares. Proceeds received by the Distributor from the distribution fee and the contingent deferred sales charge, if any, with respect to a particular Class B Share may be more or less than the Distributor's actual distribution related expense with respect to such Class B Share.


  For purposes of conversion to Class A Shares, Class B Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account also will convert to Class A Shares. The holding period applicable to a Class B Share acquired through the use of the exchange privilege (discussed below) shall be the holding period applicable to the Class B Shares of such Fund acquired other than through use of the exchange privilege. For purposes of calculating the holding period applicable to a Class B Share of the Fund prior to conversion, a Class B Share of the Fund issued in connection with an exercise of the exchange privilege, or a series of exchanges, shall be deemed to have been issued on the date on which the investor's order to purchase the exchanged Class B Share was accepted or, in the case of a series of exchanges, when the investor's order to purchase the original Class B Share was accepted.


  The conversion of Class B Shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution and service fees and transfer agency costs with respect to Class B Shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code, and (ii) that the conversion of Class B Shares does not constitute a taxable event under federal income tax law. The conversion of Class B Shares to Class A Shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B Shares would occur, and Class B Shares might continue to be subject to the higher aggregate distribution and service fees for an indefinite period, which period may extend beyond the period ending seven years after the end of the month in which the shares were issued.



  CLASS C SHARES. Class C Shares redeemed within the first twelve months of purchase generally will be subject to a contingent deferred sales charge of 1.00% of the dollar amount subject thereto. Class C Shares redeemed thereafter will not be subject to a contingent deferred sales charge. Class C Shares of the Fund do not convert to Class A Shares.



  WAIVER OF CONTINGENT DEFERRED SALES CHARGE. The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) following the death or disability (as defined in the Code) of a shareholder,
(ii) in connection with certain distributions from an IRA or other retirement plan, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, and (iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The contingent deferred sales charge is also waived on redemptions of Class C Shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 120 days after redemption. See "Shareholder Services" and "Redemption of Shares" for further discussion of the waiver provisions.



NET ASSET VALUE



  The net asset value per share of the Fund will be determined separately for each class of shares. The net asset value per share of a given class of shares of the Fund is determined by calculating the total value of the Fund's assets attributable to such class of shares, deducting its total liabilities attributable to such class of shares, and dividing the result by the number of shares of such class outstanding. The net asset value for the Fund is computed once daily as of 5:00 p.m. Eastern time Monday through Friday, except on customary business holidays, or except on any day on which no purchase or redemption orders are received, or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund reserves the right to calculate the net asset value and to adjust the public offering price based thereon more frequently than once a day if deemed desirable. The net asset value per share of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset value of the different classes of shares may differ.



  Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees of the Trust, of which the Fund is a series. Securities with remaining maturities of 60 days or less are valued at amortized cost when amortized cost is determined in good faith by or under the direction of the Board of Trustees of the Trust to be representative of the fair value at which it is expected such securities may be resold. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. See "Net Asset Value" in the Statement of Additional Information.


------------------------------------------------------------------------------

SHAREHOLDER SERVICES

------------------------------------------------------------------------------


  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the Fund at any time.



SHAREHOLDER SERVICES APPLICABLE TO ALL CLASSES



  INVESTMENT ACCOUNT. ACCESS Investor Services, Inc. ("ACCESS"), transfer agent for the Fund and a wholly-owned subsidiary of Van Kampen American Capital, performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Each shareholder has an investment account under which shares are held by ACCESS. Except as described herein, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder will receive statements at least quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to ACCESS.



  SHARE CERTIFICATES. Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received ACCESS will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.



  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value (without sales charge) on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired) or in writing to ACCESS. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Distributions from the Fund."



  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.



  RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP; and pension and profit sharing plans; 401(k) plans; or
Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. American Capital Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.



  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanied by this Prospectus or by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of any other Participating Fund, Tax Free Money Fund or Reserve Fund so long as a pre-existing account for such class of shares exists for such shareholder.



  If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution only if shares of such selected fund have been registered for sale in the investor's state.



  EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged with shares of another Participating Fund, the Tax Free Money Fund or the Reserve Fund, subject to certain limitations herein or in such other fund's prospectus. Before effecting an exchange, shareholders in the Fund should obtain and read a current prospectus of the fund into which the exchange is to be made. SHAREHOLDERS MAY ONLY EXCHANGE INTO SUCH OTHER FUNDS AS ARE LEGALLY AVAILABLE FOR SALE IN THEIR STATE.



  In general, shares of the Fund must have been registered in the shareholder's name for at least 15 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 15 days may only be exchanged upon receipt of prior approval of the Adviser; however, under normal circumstances, it is the policy of the Adviser not to approve such requests. Upon 60 days after the date of this prospectus, the Fund will increase the number of days shares must be registered in a shareholder's name prior to an exchange to 30 days.



  Exchanges of Class A Shares of the Fund that have been charged a sales charge lower than the sales charge applicable to the other fund will have the sales charge differential imposed upon the exchange into such fund. Similarly, exchanges of any Class A Shares of other funds that have been charged a sales charge lower than the sales charge applicable to the Fund will have the sales charge differential imposed upon exchange into the Fund. Shares of other funds which have not previously been charged a sales charge (except for shares purchased via the reinvestment option) will be charged the sales charge differential applicable to Class A Shares of the Fund upon exchange into the Fund.



  No sales charge is imposed upon the exchange of Class B Shares and Class C Shares. Upon redemption of Class B Shares and Class C Shares from the Van Kampen American Capital family of funds, Class B Shares and Class C Shares which have been exchanged are subject to the contingent deferred sales charge imposed by the initial Van Kampen American Capital fund purchased by the investor prior to any exchanges. The holding period requirements for the contingent deferred sales charge, and the conversion privilege for Class B Shares of the Fund, are determined by the date of purchase into the initial Van Kampen American Capital fund purchased by the investor prior to any exchanges.



  Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired.



  A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 421-5684 ((800) 772-8889 for the hearing impaired). A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanied by this Prospectus. The exchange will take place at the relative net asset values of the shares next determined after receipt of such request with adjustment for any additional sales charge. Any shares exchanged begin earning dividends on the next business day after the exchange is affected. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or dividend diversification options for the new account, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.



  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."



  Holders of Class B Shares and Class C Shares who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment in the Fund at the time the election to participate in the plan is made. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Waiver of Contingent Deferred Sales Charge."



  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with purchases of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. The Fund reserves the right to amend or terminate the systematic withdrawal program on thirty days' notice to its shareholders.



SHAREHOLDER SERVICES APPLICABLE TO CLASS A SHAREHOLDERS ONLY



  CHECK WRITING PRIVILEGE. Holders of Class A Shares of the Fund for which certificates have not been issued and which are in a non-escrow status may appoint ACCESS as agent by completing the Authorization for Redemption by Check Form and the appropriate section of the application and returning the form and the application to ACCESS. Once the form is properly completed, signed and returned to the agent, a supply of checks drawn on State Street Bank and Trust Company ("State Street Bank") will be sent to such shareholder. These checks may be made payable by the holder of Class A Shares to the order of any person in any amount of $100 or more.



  When a check is presented to State Street Bank for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's account by ACCESS at the next determined net asset value. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the sale of Class A Shares is a taxable event. See "Redemption of Shares."



  Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Share account, the check will be returned and the shareholder may be subject to additional charges. Holders of Class A Shares may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or State Street Bank. Retirement plans and accounts that are subject to backup withholding are not eligible for the privilege. A "stop payment" system is not available on these checks.



  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing ACCESS.


------------------------------------------------------------------------------

REDEMPTION OF SHARES

------------------------------------------------------------------------------


  Shareholders may redeem for cash some or all of their shares without charge by the Fund (other than, with respect to CDSC Shares, the applicable contingent deferred sales charge) at any time by sending a written request in proper form directly to ACCESS, P. O. Box 418256, Kansas City, Missouri 64141-9256, by placing the redemption request through an authorized dealer or by calling the Fund.



  WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to ACCESS, the redemption request should indicate the number of shares to be redeemed, the class designation of such shares, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power and sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 days must accompany the redemption request. The redemption price is the net asset value per share next determined after the request is received by ACCESS in proper form. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days after acceptance by ACCESS of the request and any other necessary documents in proper order. Such payments may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until it confirms that the purchase check has cleared, usually a period of up to 15 days. Any gain or loss realized on the redemption of shares is a taxable event.



  DEALER REDEMPTION REQUESTS. Shareholders may sell shares through their securities dealer, who will telephone the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a sell order prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Requests") to the dealer within three business days after calling the dealer with the sell order. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days to the dealer.



  TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application form accompanying this Prospectus or call the Fund at (800) 421-5666 ((800) 772-8889 for the hearing impaired) to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither VKAC nor the Fund will be liable for following instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by ACCESS prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check or wiring redemption proceeds until it confirms that the purchase check has cleared, usually a period of up to 15 days. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.



  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check sent to the shareholders' address of record and amounts of at least $1,000 and up to $1 million may be redeemed daily if the proceeds are to be paid by wire sent to the shareholder's bank account of record. The proceeds must be payable to the shareholder(s) of record. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address of record. Proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. The Fund reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.



  REDEMPTION UPON DISABILITY. The Fund will waive the contingent deferred sales charge on redemptions following the disability of holders of Class B Shares and Class C Shares. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the contingent deferred sales charge on Class B Shares and Class C Shares.



  In cases of disability, the contingent deferred sales charges on Class B Shares and Class C Shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the contingent deferred sales charge on Class B Shares and Class C Shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.



  GENERAL REDEMPTION INFORMATION. The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum investment as specified by the Trustees. At least 60 days advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any applicable contingent deferred sales charge will be deducted from the proceeds of this redemption. Any involuntary redemption may only occur if the shareholder account is less than the minimum investment due to shareholder redemptions.



  REINSTATEMENT PRIVILEGE. Holders of Class A Shares or Class B Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. Holders of Class C Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value next determined after the order is received, which must be within 120 days after the date of the redemption. See "Purchase of Shares -- Waiver of

Contingent Deferred Sales Charge." Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plans.


------------------------------------------------------------------------------

THE DISTRIBUTION AND SERVICE PLANS

------------------------------------------------------------------------------


  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are being implemented through an agreement with the Distributor and sub-agreements between the Distributor and brokers, dealers and financial intermediaries (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance.



  CLASS A SHARES. The Fund may spend an aggregate amount up to 0.25% per year of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The Fund pays the Distributor the lesser of the balance of the 0.25% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution related expense.



  CLASS B SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B Shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.



  CLASS C SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C Shares of the Fund pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays brokers, dealers or financial intermediaries in connection with the distribution of the Class C Shares up to 0.75% of the Fund's average daily net assets attributable to Class C Shares maintained in the Fund more than one year by such broker's, dealer's or financial intermediary's customers. The Fund pays the Distributor the lesser of the balance of 0.75% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution related expense attributable to the Class C Shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.



  OTHER INFORMATION. Amounts payable to the Distributor with respect to the Class A Shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A Shares, there is no carryover of such reimbursement obligations to succeeding years.



  The Distributor's actual expenses with respect to a class of CDSC Shares (for purposes of this section, excluding any Class A Shares that may be subject to a
CDSC) for any given year may exceed the amounts payable to the Distributor with respect to such class of CDSC Shares under the Distribution Plan, the Service Plan and payments received pursuant to the contingent deferred sales charge. In such event, with respect to any such class of CDSC Shares, any unreimbursed expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular CDSC Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such CDSC Share. In such circumstances, a shareholder of such CDSC Share may be deemed to incur expenses attributable to other shareholders of such class. The Fund will disclose in its prospectus from time to time the then current amount of any such unreimbursed expenses with respect to each class of CDSC Shares expressed as a dollar amount and as a percent of the Fund's total net assets. As of June 30, 1995, there were no unreimbursed distribution expenses with respect to Class B Shares and Class C Shares. If the Distribution Plan was terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.



  Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of CDSC Shares to defray distribution related expenses attributable to any other class of CDSC Shares. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In addition, state securities laws on this issue may differ from the interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law. In the unlikely event that a court were to find that these laws prevent such banks from providing such services described above, the Fund would seek alternate providers and expects that shareholders would not experience any disadvantage.


------------------------------------------------------------------------------

DISTRIBUTIONS FROM THE FUND

------------------------------------------------------------------------------


  The Fund's present policy, which may be changed at any time by the Board of Trustees, is to declare distributions on a daily basis and to pay such distributions from net investment income and principal attributable to each respective class of shares of the Fund on a monthly basis. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions to shareholders. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. Net investment income consists of all interest income, dividends, other ordinary income earned by the Fund on its portfolio assets and net short-term capital gains, less all expenses of the Fund (including any interest payments required with respect to any borrowings by the Fund) attributable to the class of shares in question. Expenses of the Fund are accrued each day. Net realized long-term capital gains, if any, are expected to be distributed, to the extent permitted by applicable law, to shareholders at least annually. Distributions cannot be assured, and the amount of each monthly distribution may vary.



  Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount, except that the different distribution and service fees and any incremental administrative expenses relating to each class of shares will be borne exclusively by the respective class and may cause the distributions relating to the different classes of shares to differ. Generally, distributions with respect to a class of shares subject to a higher distribution fee, service fee, or where applicable, the conversion feature will be lower than distributions with respect to a class of shares subject to a lower distribution fee or service fee or not subject to the conversion feature.



  Investors will be entitled to begin receiving dividends on their shares on the business day after the Fund's transfer agent receives payments for such shares. However, shares become entitled to dividends on the day the Fund's transfer agent receives payment for the shares either through a fed wire or NSCC settlement.

Shares remain entitled to dividends through the day such shares are processed for payment on redemption.



  Distribution checks may be sent to parties other than the shareholder in whose name the account is registered. Persons wishing to utilize this service should complete the appropriate section of the account application accompanying this Prospectus or available from Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256. After ACCESS receives this completed form, distribution checks will be sent to the bank or other person so designated by such shareholder.



  PURCHASE OF ADDITIONAL SHARES WITH DISTRIBUTIONS. The Fund will automatically credit monthly distributions and any annual net long-term capital gain distributions to a shareholder's account in additional shares of the Fund valued at net asset value, without a sales charge. Unless a shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired) or in writing to ACCESS.



------------------------------------------------------------------------------


TAX STATUS

------------------------------------------------------------------------------

  The following federal income tax discussion is based on the advice of Skadden, Arps, Slate, Meagher & Flom, and reflects applicable tax laws as of the date of this Prospectus and is qualified by reference to the additional federal income tax discussion included in the Statement of Additional Information.


  FEDERAL INCOME TAXATION. The Fund intends to qualify each year and to elect to be treated as a regulated investment company under Subchapter M of the Code. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (which includes net short-term capital gains, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses) in each year, it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.


  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may affect the amount, timing and character of distributions to shareholders.

  DISTRIBUTIONS. Distributions of the Fund's net investment income are taxable to shareholders as ordinary income whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains ("capital gains dividends"), if any, are taxable to shareholders at the rates applicable to long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. A portion of the distributions from the Fund will be eligible for the dividends received deduction for corporations if the Fund receives qualifying dividends during the year and if certain other requirements of the Code are satisfied.

  Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.

  SALE OF SHARES. The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if such shares have been held for more than one year. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gains dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

  GENERAL. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

------------------------------------------------------------------------------


FUND PERFORMANCE

------------------------------------------------------------------------------

  From time to time advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information will include the average total return of the Fund calculated on a compounded basis for specified periods of time. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. In lieu of or in addition to total return and yield calculations, such information may include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc., Business Week,

Forbes or other industry publications. From time to time, the Fund may compare its overall performance to certain securities and unmanaged indices which may have different risk/reward characteristics than the Fund and also may compare its performance in certain sectors to the Lehman Non-Dollar Global Government Index, J.P. Morgan Emerging Markets Bond Index and the Lehman High Yield Corporate Index. Such characteristics may include, but are not limited to, tax features, guarantees, insurance and the fluctuation of principal or return. In addition, from time to time, the Fund may utilize sales literature that includes hypotheticals.

  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate is determined by annualizing the distributions per share for a stated period and dividing the result by the public offering price for the same period. It differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of, such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.


  Further information about the Fund's performance is contained in the Fund's Annual Report and the Fund's Statement of Additional Information, each of which can be obtained without charge by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired).


------------------------------------------------------------------------------

DESCRIPTION OF SHARES OF THE FUND

------------------------------------------------------------------------------


  The Fund is a series of the Van Kampen American Capital Trust, a Delaware business trust organized as of May 10, 1995 (the "Trust"). The Fund was originally organized in 1993 under the name Van Kampen Merritt Emerging Markets Income Fund as a sub-trust of Van Kampen Merritt Trust, a Massachusetts business trust. The Fund was reorganized as a series of the Trust on July 31, 1995. Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series.



  The authorized capitalization of the Fund consists of an unlimited number of shares of beneficial interest, $0.01 par value, divided into classes. The Fund currently offers three classes, designated Class A Shares, Class B Shares and Class C Shares. Each class of shares represents an interest in the same assets of the Fund and are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. See "The Distribution and Service Plans."


  Pursuant to an order of the SEC, the Fund is permitted to issue an unlimited number of classes of shares. Each class of shares is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. There are no conversion, preemptive or other subscription rights, except with respect to the conversion of Class B Shares into Class A Shares as described above. In the event of liquidation, each share of the Fund is entitled to its pro rata portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B Shares and Class C Shares pay higher distribution expenses, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to other shareholders.



  The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the 1940 Act. More detailed information concerning the Trust is set forth in the Statement of Additional Information.


------------------------------------------------------------------------------


ADDITIONAL INFORMATION

------------------------------------------------------------------------------


  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.



  The fiscal year of the Fund ends June 30. The Fund sends to its shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by the Fund's independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.



  Shareholder inquiries should be directed to Van Kampen American Capital Emerging Markets Income Fund, One Parkview Plaza, Oakbrook Terrace, Illinois 60181, Attn: Correspondence.



  For Automated Telephone Service which provides 24-hour direct dial access to Fund facts and shareholder account information, dial (800) 421-5666. For inquiries through Telecommunications Device for the Deaf (TDD) dial (800) 772-8889.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE FUND'S TOLL-FREE

NUMBER--(800) 421-5666.


PROSPECTIVE INVESTORS--CALL

YOUR BROKER OR (800) 421-5666.


DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE

NUMBER--(800) 421-5666.


FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)

DIAL (800) 772-8889.


FOR AUTOMATED TELEPHONE

SERVICES DIAL (800) 421-5666.


VAN KAMPEN AMERICAN CAPITAL

EMERGING MARKETS
INCOME FUND
One Parkview Plaza
Oakbrook Terrace, IL 60181

------------------
Investment Adviser

VAN KAMPEN AMERICAN CAPITAL

INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Sub-Adviser

VKM GLOBAL EMERGING

MARKETS ADVISORS, L.P.
400 Madison Avenue
New York, NY 10017

Distributor

VAN KAMPEN AMERICAN CAPITAL


DISTRIBUTORS, INC.

One Parkview Plaza
Oakbrook Terrace, IL 60181

Transfer Agent

ACCESS INVESTOR SERVICES, INC.


P.O. Box 418256


Kansas City, MO 64141-9256


Attn: Van Kampen American Capital Funds


Custodian
STATE STREET BANK AND
TRUST COMPANY
225 Franklin Street, P.O. Box 1713
Boston, MA 02105-1713

Attn: Van Kampen American Capital Funds


Legal Counsel
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors

KPMG PEAT MARWICK LLP

Peat Marwick Plaza
303 East Wacker Drive
Chicago, IL 60601

                                EMERGING MARKETS


                                  INCOME FUND




                              P R O S P E C T U S


                                OCTOBER 27, 1995



         ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH  ------


                          VAN KAMPEN AMERICAN CAPITAL

                      STATEMENT OF ADDITIONAL INFORMATION



            VAN KAMPEN AMERICAN CAPITAL EMERGING MARKETS INCOME FUND



  Van Kampen American Capital Emerging Markets Income Fund, formerly known as Van Kampen Merritt Emerging Markets Income Fund (the "Fund"), is a separate, non-diversified series of Van Kampen American Capital Trust, an open-end management investment company organized as a Delaware business trust (the "Trust"). The Fund's primary investment objective is to seek to provide its shareholders with high current income. The Fund has a secondary investment objective of seeking capital appreciation. The Fund will seek to achieve its investment objectives under normal market conditions by investing primarily in emerging foreign market income securities. Under normal market conditions, up to 35% of the Fund's assets may be invested in developed foreign market income securities and domestic lower grade income securities. The Fund may invest in investment grade, lower grade securities and unrated securities. The Adviser will allocate the Fund's investments among these market sectors based on its evaluation of the relative investment opportunities and investment risks presented by such sectors from time to time. Under normal market conditions, at least 65% of the Fund's total assets will be invested in U.S. dollar-denominated income securities. All or substantial portion of the Fund's assets may be invested in lower grade income securities and in income securities of issuers in emerging market countries. There can be no assurance that the Fund will achieve its investment objectives.



  This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the Fund dated October 27, 1995 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired). This Statement of Additional Information incorporates by reference the entire Prospectus.


  The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. (the "SEC"). These items may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge.

                               TABLE OF CONTENTS


The Fund and the Trust...........................................................     B-2
Investment Policies and Restrictions.............................................     B-3
Additional Investment Considerations.............................................     B-4
Description of Securities Ratings................................................    B-24
Officers and Trustees............................................................    B-32
Investment Advisory and Other Services...........................................    B-38
Investment Sub-Advisory Agreement................................................    B-39
Net Asset Value..................................................................    B-41
Portfolio Transactions and Brokerage Allocation..................................    B-42
Tax Status of the Fund...........................................................    B-43
The Distributor..................................................................    B-47
Legal Counsel....................................................................    B-48
Performance Information..........................................................    B-48
Independent Auditors' Report.....................................................    B-51
Financial Statements.............................................................    B-52
Notes to Financial Statements....................................................    B-57



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED OCTOBER 27, 1995.

                             THE FUND AND THE TRUST


  The Fund is a separate, non-diversified series of the Trust. The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated as of May 10, 1995. At present, the Fund, Van Kampen American Capital Short-Term Global Income Fund, Van Kampen American Capital High Yield Fund and Van Kampen American Capital Strategic Income Fund are the only series of the Trust, although other series may be organized and offered in the future. The Fund was previously organized under the name Van Kampen Merritt Emerging Markets Income Fund as a sub-trust of Van Kampen Merritt Trust, a Massachusetts business trust. The Fund was reorganized as a series of the Trust as of July 31, 1995. The Trust and each of its series, including the Fund, will be treated as separate corporations for Federal income tax purposes.



  The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares for each portfolio. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.



  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved. Shares do not have cumulative voting rights, preemptive rights or any conversion or exchange rights. The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting.



  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the Investment Company Act of 1940, as amended (the "1940 Act"), or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.


  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

                      INVESTMENT POLICIES AND RESTRICTIONS

  The investment objectives of the Fund are set forth in the Prospectus under the caption "Investment Objectives and Policies." There can be no assurance that the Fund will achieve its investment objectives.

  Fundamental investment restrictions limiting the investments of the Fund provide that the Fund may not:

          1. Invest 25% or more of the value of its total assets in any single industry. (Neither the U.S. government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)

          2. Borrow money, except for temporary purposes from banks or in reverse repurchase transactions as described in the Statement of Additional Information and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge, or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into "when issued" and "delayed delivery" transactions as described in the Prospectus.

          3. Make loans of money or property to any person, except (i) to the extent the securities in which the Fund may invest are considered to be loans, (ii) through the loan of portfolio securities or the acquisition of securities subject to repurchase agreements, and (iii) to the extent that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

          4. Buy securities "on margin." Neither the deposit of initial or maintenance margin in connection with Strategic Transactions, short term credits as may be necessary for the clearance of transactions nor borrowing, entering into reverse repurchase agreements or dollar rolls consistent with investment restriction 2 above is considered the purchase of a security on margin.

          5. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

          6. Make investments for the purpose of exercising control or participation in management of any company other than a CMO issuer, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control or participation.


          7. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition and except as permitted under the 1940 Act.


          8. Invest in oil, gas or mineral leases or in equity interests in oil, gas, or other mineral exploration or development programs except pursuant to the exercise by the Fund of its rights under agreements relating to portfolio securities.

          9. Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to portfolio securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.

  The Fund may not change any of these investment restrictions as they apply to the Fund or the Fund's fundamental investment objectives without the approval of the lesser of (i) more than 50% of the Fund's outstanding shares or (ii) 67% of the Fund's outstanding Shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

  In addition, to comply with federal tax requirements for qualifications as a "regulated investment company," the Fund's investments will be limited in a manner such that at the close of each quarter of each fiscal year, (a) no more than 25% of the Fund's total assets are invested in the securities of a single issuer, and (b) with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities of a single issuer. These tax-related limitations may be changed by the Trustees to the extent necessary to comply with changes to applicable tax requirements.

  The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as deemed advisable in view of prevailing or anticipated market conditions to accomplish the Fund's investment objectives. For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates. Other than for tax purposes, frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund anticipates that its annual portfolio turnover rate will normally be less than 200%. Portfolio turnover will be calculated by dividing the lesser of purchases or sales of portfolio securities by the monthly average value of the securities in the portfolio during the year. Securities, including options, whose maturity or expiration date at the time of acquisition were one year or less will be excluded from such calculation. A high rate of portfolio turnover involves correspondingly higher brokerage commissions and transaction expenses than a lower rate, which expenses must be borne by the Fund and its Shareholders.

                      ADDITIONAL INVESTMENT CONSIDERATIONS


  The following information supplements the information provided in the Prospectus under the headings "Investment Objective and Policies" and "Investment Practices."


PORTFOLIO SECURITIES

  BRADY BONDS. The Fund may invest in Brady Bonds and other sovereign debt of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. "Brady Bonds" are debt securities issuer under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds.

  Brady Plan debt restructurings totalling more than $127 billion have been implemented to date in Mexico, Costa Rica, Venezuela, Uruguay, Nigeria, Argentina, the Philippines and Brazil and, in addition, The Dominican Republic and Poland have announced intentions to issue Brady Bonds. Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. Brady Bonds issued to date include bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time, bonds issued in exchange for the advancement of new money by existing lenders and pass-through interest bonds.


  In light of the risk of Brady Bonds including, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with terms of the Brady Bonds. Many of the Brady Bonds and other income securities in which the Fund invests are likely to be acquired at a discount. See "Tax Status" in the Prospectus.


  OTHER SOVEREIGN-RELATED DEBT. In addition to Brady Bonds, the Fund may invest in sovereign or sovereign-related income securities. Such obligations may include, but are limited to, participations and assignments in sovereign bank loans, restructured external debt that has not undergone a Brady-style debt exchange, and internal government debt such as Mexican Treasury Bills known as Certificados de la Tesoreira ("CETES"), Argentine Bonos del Tesoro ("BOTE"), Bonos de Inversion y Crecimiento-Quinta Serie ("BIC V") and Venezuelan zero coupon notes.

  The sovereign related income securities in which the Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Sovereign related income securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

  Sovereign related income securities also include income securities of "quasi-governmental agencies" and income securities denominated in multinational currency units of an issuer (including supranational issuers). An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. European supranational entities, in particular, issue ECU-denominated obligations. Income securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers.

  STRUCTURED INVESTMENTS. The Fund may invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of other income securities, including income securities issued by foreign governments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. The Fund may invest in a class of Structured Investments that is subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments.

  INDEXED INCOME SECURITIES. The Fund may invest in income securities issued by banks and other business entities that are indexed to certain specific foreign currency exchange rates, interest rates or other reference rates. The terms of such securities provide that their principal amount is adjusted upwards or downwards (but ordinarily not below zero) at maturity to reflect changes in the exchange rate between two currencies (or other rates) while the obligations are outstanding. While such securities offer the potential for an attractive rate of return, they also entail the risk of loss of principal.

  LOAN PARTICIPATIONS AND ASSIGNMENTS. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between foreign borrowers and one or more financial institutions ("Lenders"). The Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

  STRIPPED INCOME SECURITIES. Stripped income securities are derivative securities representing an interest in all or a portion of the income or principal components of an underlying or related security, a pool of securities or other assets. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The market values of stripped income securities tend to be more volatile in response to changes in interest rates than are conventional income securities.

  FLOATING AND VARIABLE RATE INCOME SECURITIES. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank's prime rate, a certificate of deposit rate or the London Inter Bank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate may also be indexed to changes in the values of interest rate or securities indexes, currency exchange rates or other commodities. The Fund may invest in derivative floating and variable rate securities such as inverse floaters, whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters, whose rates are subject to periodic or lifetime limits. Such securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of inverse floaters and the corresponding change to the net asset value of the Fund generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

  DISCOUNT, ZERO COUPON AND PAYMENT-IN-KIND SECURITIES. The Fund may invest in securities sold at a substantial discount from their value at maturity. Such securities include "zero coupon" and payment-in-kind securities of governmental or private issuers. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Payment-in-kind securities allow the issuer, at its option, to make current interest payments on such securities either in cash or in additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

  Federal tax law requires that a holder of a zero coupon security accrue a portion of the original issue discount on the security and to include the "interest" on payment-in-kind securities as income each year, even though the holder receives no interest payment on the security during the year. Federal tax law also requires that entities such as the Fund which seek to qualify for pass-through federal income tax treatment as regulated investment companies distribute substantially all of their net investment income each year, including non-cash income. Accordingly, although the Fund will receive no payments on its zero coupon or payment-in-kind securities prior to their maturity or disposition, it will have income attributable to such securities, and it will be required, in order to maintain the desired tax treatment, to include in its dividends an amount equal to the income attributable to its zero coupon and payment-in-kind securities. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise might not have done so. To the extent the proceeds from any such dispositions are used by the Fund to pay distributions, the Fund will not be able to purchase additional income-producing securities with such proceeds, and as a result the Fund's current income ultimately may be reduced. See "Taxation."

  PREMIUM SECURITIES. The fund may invest in income securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. The Fund will not amortize the premium paid for such securities in calculating its net investment income. As a result, in such cases the purchase of such securities provides the Fund a higher level of investment income distributable to shareholders on a current basis than if the Fund purchased securities bearing current market rates of interest. Although such securities bear coupon rates higher than prevailing market rates, because they are purchased at a price in excess of par value, the yield earned by the Fund on such investments may not exceed prevailing market yields. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. If securities purchased by a Fund at a premium are called or sold prior to maturity, the Fund will recognize a capital loss to the extent the call or sale price is less than the purchase price. Additionally, the Fund will recognize a capital loss if it holds such securities to maturity.

  CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time and at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible income securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by domestic companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

  The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

  EQUITY FEATURES. Income securities may involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest of other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits). At times, the Fund may also acquire warrants and other equity securities in connection with the purchase of income securities. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments.

  PREFERRED STOCK. Preferred stock generally has a preference as to dividends and upon liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may provide that, in the event the issuer fails to make a specified number of dividend payments, the holders of the preferred stock will have the right to elect a specified number of directors to the issuer's board. Preferred stock also may be subject to optional or mandatory redemption provisions.

  COMMON STOCK. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, after making required payments to holders of such entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. In selecting common stocks for investment, the Fund will focus both on the security's dividend paying capacity and on its potential for appreciation.

  DEPOSITORY RECEIPTS. Some of the securities in the Fund may be in the form of depository receipts. Depository receipts usually represent common stock or other equity securities of foreign issuers deposited with a custodian in a depository. The underlying securities are usually withdrawable at any time by surrendering the depository receipt. Depository receipts are usually denominated in U.S. dollars and dividends and other payments from the issuer are converted by the custodian into U.S. dollars before payment to receipt holders. In other respects depository receipts for foreign securities have the same characteristics as the underlying securities. Depository receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

  PRIVATE PLACEMENTS. The Fund may invest in income securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded in the OTC secondary market. In many cases, privately placed securities will be subject to contractual or legal restrictions on transfer. As a result of the absence of a public trading market, privately placed securities may in turn be less liquid and more difficult to value than publicly traded securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. Certain of the Fund's direct investments, particularly in emerging foreign markets, may include investments in smaller, less seasoned companies, which may involve greater risks. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. If any privately placed securities held by the Fund were required to be registered under the securities laws of any jurisdiction prior to being resold, the Fund may be required to bear the expenses of registration.

  INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies whose investment objectives and policies are consistent with those of the Fund. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in the securities of any investment company. If the Fund acquires shares in investment companies, stockholders would bear both their proportionate share of expenses in the Fund (including investment advisory and administrative fees) and, indirectly, the expenses of such investment companies (including investment advisory and administrative fees).

SPECIAL RISK FACTORS


  INVESTMENT IN LOWER GRADE INCOME SECURITIES. A substantial portion or all of the Fund's assets may be invested in lower grade securities. Debt securities rated BB or lower by Standard & Poor's Ratings Group ("S&P") or Ba or lower by Moody's Investors Service, Inc. ("Moody's") are deemed by S&P and Moody's to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. The lower grade income securities in which the Fund may invest may include securities having the lowest ratings assigned by S&P or Moody's and, together with comparable unrated securities, may include securities in default or that face the risk of default with respect to the payment of principal or interest. The Fund may invest in income securities rated in the lowest rating categories. These securities are considered to have extremely poor prospects of ever attaining any real investment standing.


  Lower grade income securities generally offer a higher yield than that available from higher grade income securities. However, lower grade income securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions, the industries in which the issuers are engaged, the financial condition of the issuers and prevailing interest rates. Issuers of lower grade securities are often highly leveraged and may not have available to them more traditional methods of financing. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business or revenue forecasts. Similarly, certain emerging market governments that issue lower grade income securities are among the largest debtors to commercial banks, foreign governments and supranational organizations and may not be able or willing to obtain additional financing.

  Lower grade income securities frequently have call or buy-back features which permit an issuer to call or repurchase the security prior to maturity. If an issuer exercises these provisions in a declining interest rate environment, the Fund may have to reinvest in lower yielding securities, resulting in a decrease in income earned by the Fund. The risk of loss due to default by the issuer is also significantly greater for the holders of lower grade securities because such securities are generally unsecured and are often subordinated to other income securities of the issuer. To the extent the Fund is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, the Fund may incur additional expenses and, with respect to foreign lower grade income securities, may have limited legal recourse in the event of a default.

  INVESTMENTS IN FOREIGN INCOME SECURITIES. Investment in foreign income securities involves certain special risks not usually associated with investment in domestic income securities. The magnitude of such risks is generally greater with respect to investment in emerging market countries. Investments in foreign income securities involve risks relating to political and economic developments abroad. The economies of individual foreign emerging market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by changes in the economic conditions in the countries with which they trade.

  With respect to many foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation, political instability, increased governmental regulation, social instability or diplomatic developments (including armed conflict) which could adversely affect the economies of such countries or the value of the Fund's investments in those countries.

  Foreign investment in certain countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging income securities and increase the costs and expenses of the Fund. Certain countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain countries may also restrict investment opportunities in industries deemed important to national interests. In addition, certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. If a deterioration occurs in an emerging market country's balance of payments, the country might impose temporary restrictions on foreign capital remittances. Investing in local markets in certain countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

  Disclosure and regulatory standards in many respects are less stringent in many countries than in the U.S. There also may be a lower level of monitoring and regulation of securities markets and the activities of investors in such markets, and enforcement of existing regulations has in many instances been limited. Many of the foreign income securities held by the Fund will not be registered with the SEC, nor will the issuers thereof be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers than is available concerning domestic companies. Foreign companies, and in particular, companies in emerging market countries are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to domestic companies. In addition, there may be less timely and accurate information with respect to general economic conditions and trends in countries in which issuers of foreign income securities are located, particularly in emerging market countries.

  Because the Fund may invest in non-U.S. dollar-denominated securities, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income to be distributed to shareholders. If the value of a foreign currency rises against the U.S. dollar, the value of Fund assets denominated in such currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of Fund assets denominated in such currency will decrease. The exchange rates between the U.S. dollar and other currencies can be volatile.

  The costs associated with investing in foreign income securities frequently are higher than those attributable to domestic investing. Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other government taxes.

  Foreign markets also have different clearance and settlement procedures, and in certain markets settlement may fail to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result in losses to the Fund due to subsequent declines in the value of such portfolio security.

  SOVEREIGN DEBT. Certain countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payment and trade difficulties and extreme poverty and unemployment. The issuer of sovereign debt or the governmental authorities that control the repayment of sovereign debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited.

  Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt; such moratoria are currently in effect in certain Latin American countries. Since 1982, certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors. The interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

INVESTMENT PRACTICES

  STRATEGIC TRANSACTIONS. The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements) or to manage the effective maturity or duration of the Fund's income securities or to enhance potential gain. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

  In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

  Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund. See "Tax Status."

  General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities.


  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

  The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on domestic and foreign securities exchanges and in the over-the-counter markets and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In selling calls on securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligations with respect to the call.

  The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, municipal obligations, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures or individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

  General Characteristics of Futures. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency, equity or income market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver such option.

  The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

  The Fund will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Certain state securities laws to which the Fund may be subject may further restrict the Fund's ability to engage in transactions in futures contracts and related options. The segregation requirements with respect to futures contracts and options thereon are described below.

  Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

  Currency Transactions. The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holding denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

  The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

  The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross hedging and proxy hedging as described below.

  The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

  To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. For example, if the Adviser considers the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

  Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

  Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interest of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

  Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cashflows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

  The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

  Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and income instruments are linked.

  Risks of Strategic Transactions Outside the United States. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantee, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

  Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate liquid high-grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high-grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid high-grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid, high-grade assets equal to the exercise price.

  Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade assets equal to the amount of the Fund's obligation.

  OTC options entered into by the Fund, including those on securities, currencies, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery or with an election of either physical delivery or cash settlement, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

  With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high-grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.


  The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company. See "Tax Status of the Fund."

  REPURCHASE AGREEMENTS. The Fund may use up to 20% of its assets to enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Fund acquires securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Fund accrues as interest the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Fund enters into a repurchase agreement, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement. The Adviser will monitor the value of the underlying security in this regard. The Fund will enter into repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the SEC. In determining whether to enter into a repurchase agreement with a bank or broker-dealer, the Fund will take into account the credit-worthiness of such party and will monitor its credit-worthiness on an ongoing basis. In the event of default by such party, the delays and expenses potentially involved in establishing the Fund's rights to, and in liquidating, the security may result in loss to the Fund. The Fund's ability to invest in repurchase agreements that mature in more than seven days is subject to an investment policy that limits the Fund's investments in "illiquid" securities, including such repurchase agreements, to 15% of the Fund's net assets.

  "WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. The Fund may also purchase and sell portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to or is earned by the Fund on portfolio securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of such securities at delivery may be more or less than their purchase price, and yields generally available on such securities when delivery occurs may be higher than yields on the such securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or high-grade portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.

  SHORT SALES. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

  When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

  The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other highly liquid securities. The Fund will also be required to deposit similar collateral with its Custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

  The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund's total assets or 5% of such issuer's voting securities. The Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

  LOANS OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to selected commercial banks or broker-dealers up to a maximum of 50% of the assets of the Fund. Such loans must be callable at any time and be continuously secured by collateral deposited by the borrower in a segregated account with the Fund's custodian consisting of cash or of securities issued or guaranteed by the U.S. government or its agencies, which collateral is equal at all times to at least 100% of the value of the securities loaned, including accrued interest. The Fund will receive amounts equal to earned income for having made the loan. Any cash collateral pursuant to these loans will be invested in short-term instruments. The Fund is the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan inures to the Fund and its shareholders. Thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. In determining whether to lend its portfolio securities to a bank or broker-dealer, the Fund will take into account the credit-worthiness of such borrower and will monitor such credit-worthiness on an ongoing basis in as much as default by the other party may cause delays or other collection difficulties. The Fund may pay finders' fees in connection with loans of its portfolio securities.

  REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with respect to securities which could otherwise be sold by the Fund. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price which is greater than the sales price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

  During the time a reverse repurchase agreement is outstanding, the Fund will maintain a segregated custodial account containing cash or U.S. Government obligations having a value equal to the repurchase price under such reverse repurchase agreement. Any investment gains made by the Fund with monies borrowed through reverse repurchase agreements will cause the net asset value of the Fund's shares to rise faster than would be the case if the Fund had not engaged in such borrowings. On the other hand, if the investment performance resulting from the investment of borrowings obtained through reverse repurchase agreements fails to cover the cost of such borrowings to the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case.

  Reverse repurchase agreements will be treated as borrowings for the purposes of the Fund's investment restriction on borrowings. The Fund will enter into reverse repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the SEC. In determining whether to enter into a reverse repurchase agreement with a bank or broker-dealer, the Fund will take into account the credit-worthiness of such party and will monitor such credit-worthiness on an ongoing basis.

  BORROWING. The Fund is authorized to borrow up to 5% of its total assets from a bank, or through reverse repurchase agreements with broker-dealers on banks meeting the same qualifications as set forth above under "Repurchase Agreements." The Fund will use such borrowings only for temporary emergency purposes such as clearance of portfolio transactions, the payment of dividends and paying for unexpectedly heavy share redemptions.

  DEFENSIVE STRATEGIES. At times conditions in the markets may, in the Adviser's judgment, make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Adviser may use alternative strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund may invest to a substantial degree in high-quality, short-term obligations. Such obligations may include: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the four highest grades by either S&P or Moody's (or comparably rated by any other NRSROs); commercial paper rated in the highest grade by either rating service (or comparably rated by any other nationally recognized statistical rating organization); certificates of deposit and bankers' acceptances; repurchase agreements with respect to any of the foregoing investments; or any other income securities that the Adviser considers consistent with such strategy. The yield on these securities generally is lower than the yield on the types of income securities in which the Fund will invest under normal market conditions.

  CREDIT QUALITY. The Fund's policies with respect to credit quality of portfolio investments will apply only at the time of purchase of a security, and the Fund will not be required to dispose of a security in the event that S&P or Moody's (or any other nationally recognized statistical rating organization) or, in the case of unrated income securities, the Adviser, downgrades its assessment of the credit characteristics of a particular issuer. In determining whether the Fund will retain or sell such a security, the Adviser may consider such factors as the Adviser's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other NRSROs.

  LIQUIDITY. The Fund may invest up to 15% of its total assets in illiquid securities, securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. The Fund may, from time to time, adopt a more restrictive limitation with respect to investment in illiquid and restricted securities in order to comply with the most restrictive state securities law, currently 10%.

  The Fund may invest in income securities not registered under the Securities Act of 1933 (the "Securities Act"), but eligible for resale pursuant to Rule 144A under the Securities Act. The Fund's limitations with respect to investment in illiquid and restricted securities Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. ("NASD"). An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, which the Board of Trustees or the Fund's investment adviser has determined under Board-approved guidelines to be liquid. The Fund's policy with respect to investment in illiquid and restricted securities is not a fundamental policy and may be changed by the Board of Trustees, in consultation with the Adviser, without obtaining shareholder approval.

                       DESCRIPTION OF SECURITIES RATINGS

  STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable Standard & Poor's Ratings Group ("S&P") rating symbols and their meanings (as published by S&P) follows:

       A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

       The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

       The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The ratings are based, in varying degrees, on the following considerations:

      1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation:

      2. Nature of and provisions of the obligation:

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

LONG-TERM DEBT--INVESTMENT GRADE

  AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A: Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

  BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

LONG-TERM DEBT--SPECULATIVE GRADE

  BB, B, CCC, CC, C: Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal . "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

  BB: Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

  B: Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

  CCC: Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

  CC: The rating 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

  C: The rating 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

  CI: The rating CI is reserved for income bonds on which no interest is being paid.

  D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  C: The letter 'c' indicates that the holder's option to tender this security for purchase may be canceled under certain prestated conditions enumerated in the tender option documents.

  I: The letter "i" indicates the rating is implied. Such ratings are assigned only on request to entities that do not have specific debt issues to be rated. In addition, implied ratings are assigned to governments that have not requested explicit ratings for specific debt issues. Implied ratings on governments represent the sovereign ceiling or upper limit for ratings on specific debt issues of entities domiciled in the country.

  L: The letter 'L' indicates that the rating pertains to the principal amount of these bonds in the extent that the undersigning deposit collateral is federally insured and interest is adequately collateralized. In the cast of certificates of deposit, the letter 'L' indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

  P: The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgement with respect to such likelihood and risk. The rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documents.

  NR: Not rated.

  Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A,' 'BBB', commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

COMMERCIAL PAPER

  A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

        A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

        A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

        B Issues rated "B" are regarded as having only speculative capacity for timely payment.

        C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

        D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information.

VARIABLE RATE DEMAND BONDS

  S&P assigns "dual" ratings to all long-term debt issues that have as part of their provisions a variable rate demand or double feature.

  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, 'AAA/A-1') or if the nominal maturity is short, a rating of 'SP-1+/AAA' is assigned.

NOTES

  A S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assignment:

  -- Amortization schedule (the longer the final maturity relative to other maturities the more likely it will be treated as a note).

  -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

  Note rating symbols are as follows:

          SP-1 Very strong or strong capacity to pay principal and interest.
               Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

          SP-2 Satisfactory capacity to pay principal and interest.

          SP-3 Speculative capacity to pay principal and interest.

PREFERRED STOCK

  AAA     This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.
  AA      A preferred stock issue rated 'AA' also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated 'AAA'.
  A       An issue rated 'A' is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
  BBB     An issue rated 'BBB' is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the 'A' category.
  BB      Preferred stock rated 'BB', 'B', and 'CCC' are regarded, on balance, as
  B       predominantly speculative with respect to the issuer's capacity to pay
  CCC     preferred stock obligations. 'BB' indicates the lowest degree of speculation and 'CCC' the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
  CC      The rating 'CC' is reserved for a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.
  C       A preferred stock rated 'C' is a non-paying issue.
  D       A preferred stock rated 'D' is a non-paying issue with the issuer in default on debt instruments.
          PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, the ratings from 'AA' to 'B' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
  NR:     This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

  A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  MOODY'S INVESTORS SERVICE -- A brief description of the applicable Moody's Investors Service ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

LONG-TERM DEBT

  AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may by lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

          1. An application for rating was not received or accepted.

          2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

          3. There is a lack of essential data pertaining to the issue or issuer.

          4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

SHORT-TERM DEBT

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.

  Among the obligations covered are commercial paper, Eurocommercial paper, bank deposits, banker's acceptances and obligations to deliver foreign exchange. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

       --Leading market positions in well-established industries.

       --High rates of return on funds employed.

       -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

       -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

PREFERRED STOCK

  Preferred stock rating symbols and their definitions are as follows:

          AAA: An issue which is rated 'AAA' is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

          AA: An issue which is rated 'AA' is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

          A: An issue which is rated 'A' is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the 'aaa' and 'aa' classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

          BAA: An issue which is rated 'BAA' is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

          BA: An issue which is rated 'BA' is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

          B: An issue which is rated 'B' generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

          CAA: An issue which is rated 'CAA' is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

          CA: An issue which is rated 'CA' is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

          C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          NOTE: Beginning May 3, 1982, Moody's began applying numerical modifiers 1, 2 and 3 in each rating classification from "AA" through "B" in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                             OFFICERS AND TRUSTEES


  The tables below list the trustees and officers of the Trust (of which the Fund is a separate series) and their principal occupations for the last five years and their affiliations, if any, with Van Kampen American Capital Investment Advisory Corp. (the "VK Adviser" or "Adviser"), Van Kampen American Capital Asset Management, Inc. (the "AC Adviser"), Van Kampen American Capital Management, Inc., McCarthy, Crisanti & Maffei, Inc., MCM Asia Pacific Company, Limited, Van Kampen American Capital Distributors, Inc. (the "Distributor"), Van Kampen American Capital, Inc. ("Van Kampen American Capital") or VK/AC Holding, Inc. For purposes hereof, the term "Van Kampen American Capital Funds" includes each of the open-end investment companies advised by the VK Adviser (excluding the Van Kampen Merritt Series Trust) and each of the open-end investment companies advised by the AC Adviser.



                                    TRUSTEES



                                                  PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                     EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ----------------------------------------------------
J. Miles Branagan.................. Co-founder, Chairman, Chief Executive Officer and
2300 205th Street                   President of MDT Corporation, a company which
Torrance, CA 90501                  develops manufactures, markets and services medical
  Age: 63                           and scientific equipment. Trustee of each of the Van
                                    Kampen American Capital Funds.
Linda H. Heagy..................... Managing Partner with Paul Ray Berndtson, an
10 South Riverside Plaza            Executive Recruiting and Management Consulting Firm.
Suite 720                           Prior to 1995, Executive Vice President of ABN AMPO,
Chicago, IL 60606                   N.A., a Dutch bank holding company. Prior to 1992,
  Age: 46                           Executive Vice President with LaSalle National Bank,
                                    within the Banking Services Division, all Cash
                                    Management Sales Operations. Trustee on The
                                    University of Chicago Hospitals Board, The
                                    International House Board and the Women's Board of
                                    the University of Chicago. Trustee of each of the
                                    Van Kampen American Capital Funds.
Philip P. Gaughan.................. Prior to February, 1989, Managing Director and
9615 Torresdale Avenue              Manager of Municipal Bond Department, W. H.
Philadelphia, PA 19114              Newbold's Sons & Co. Trustee of each of the Van
  Age: 66                           Kampen American Capital Funds.
Roger Hilsman...................... Professor of Government and International Affairs
251-1 Hamburg Cove                  Emeritus, Columbia University. Trustee of each of
Lyme, CT 06371                      the Van Kampen American Capital Funds.
  Age: 75
R. Craig Kennedy................... President and Director, German Marshall Fund of the
1341 E. 50th Street                 United States. Formerly, advisor to the Dennis
Chicago, IL 60615                   Trading Group Inc. Prior to 1992, President and
  Age: 43                           Chief Executive Officer, Director and member of the
                                    Investment Committee of the Joyce Foundation, a
                                    private foundation. Trustee of each of the Van
                                    Kampen American Capital Funds.

                                                  PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                     EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ----------------------------------------------------
Dennis J. McDonnell*............... President, Chief Operating Officer and a Director of
One Parkview Plaza                  the VK Adviser, the AC Adviser and Van Kampen
Oakbrook Terrace, IL 60181          American Capital Management, Inc. Director of VK/AC
  Age: 53                           Holding, Inc, Van Kampen American Capital, and
                                    McCarthy, Crisanti & Maffei, Inc. Chairman and a
                                    Director of MCM Asia Pacific Company, Ltd.
                                    President, Chief Executive Officer and Trustee of
                                    each of the funds advised by the VK Adviser. Prior
                                    to December, 1991, Senior Vice President of Van
                                    Kampen Merritt Inc.

Donald C. Miller................... Prior to 1992, Director of Royal Group, Inc., a
415 North Adams                     company in insurance related businesses. Formerly
Hinsdale, IL 60521                  Vice Chairman and Director of Continental Illinois
  Age: 75                           National Bank and Trust Company of Chicago and
                                    Continental Illinois Corporation. Trustee of each of
                                    the Van Kampen American Capital Funds and Chairman
                                    of the Board of each of the open-end funds (except
                                    the Van Kampen Merritt Series Trust) advised by the
                                    VK Adviser.

Jack E. Nelson..................... President of Nelson Investment Planning Services,
423 Country Club Drive              Inc., a financial planning company and registered
Winter Park, FL 32789               investment adviser. President of Nelson Investment
  Age: 59                           Brokerage Services Inc., a member of the National
                                    Association of Securities Dealers, Inc. (NASD) and
                                    Securities Investors Protection Corp. (SIPC).
                                    Trustee of each of the Van Kampen American Capital
                                    Funds.

Don G. Powell*..................... President, Chief Executive Officer and a Director of
2800 Post Oak Blvd.                 VK/AC Holding, Inc. and Van Kampen American Capital.
Houston, TX 77056                   Chairman, Chief Executive Officer and a Director of
  Age: 55                           the Distributor, the VK Adviser, the AC Adviser and
                                    Van Kampen American Capital Management, Inc.
                                    Director, President and Chief Executive Officer of
                                    Van Kampen American Capital Advisers, Inc. and Van
                                    Kampen American Capital Exchange Corp. Director and
                                    Executive Vice President of Advantage Capital
                                    Corporation, ACCESS Investor Services, Inc., Van
                                    Kampen American Capital Services, Inc. and Van
                                    Kampen American Capital Trust Company. Director of
                                    McCarthy, Crisanti & Maffei, Inc. President and
                                    Director, Trustee or Managing General Partner of
                                    each of the funds advised by the AC Adviser and
                                    Trustee of each of the funds advised by the VK Ad-
                                    viser. He is also Chairman of the Board of the Van
                                    Kampen Merritt Series Trust and closed-end
                                    investment companies advised by the VK Adviser.

                                                  PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                     EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ----------------------------------------------------
David Rees......................... Contributing Columnist and, prior to 1995, Senior
1601 Country Club Drive             Editor of Los Angeles Business Journal. A director
Glendale, CA 91208                  of Source Capital, Inc., a closed-end investment
  Age: 71                           company unaffiliated with Van Kampen American
                                    Capital, a director and the second vice president of
                                    International Institute of Los Angeles. Trustee of
                                    each of the Van Kampen American Capital Funds.

Jerome L. Robinson................. President of Robinson Technical Products
115 River Road                      Corporation, a manufacturer and processor of welding
Edgewater, NJ 07020                 alloys, supplies and equipment. Director of
  Age: 72                           Pacesetter Software, a software programming company
                                    specializing in white collar productivity. Director
                                    of Panasia Bank. Trustee of each of the Van Kampen
                                    American Capital Funds.

Lawrence J. Sheehan*............... Of Counsel to and formerly Partner (from 1969 to
1999 Avenue of the Stars            1994) of the law firm of O'Melveny & Myers, legal
Suite 700                           counsel to the funds advised by the AC Adviser.
Los Angeles, CA 90067               Director, FPA Capital Fund, Inc.; FPA New Income
  Age: 63                           Fund, Inc.; FPA Perennial Fund, Inc.; Source
                                    Capital, Inc.; and TCW Convertible Security Fund,
                                    Inc. Trustee of each of the Van Kampen American
                                    Capital Funds.

Fernando Sisto..................... George M. Bond Chaired Professor and, prior to 1995,
Stevens Institute                   Dean of Graduate School and Chairman, Department of
  of Technology                     Mechanical Engineering, Stevens Institute of
Castle Point Station                Technology. Director of Dynalysis of Princeton, a
Hoboken, NJ 07030                   firm engaged in engineering research. Trustee of
  Age: 70                           each of the Van Kampen American Capital Funds and
                                    Chairman of the Board of each of the open-end funds
                                    advised by the AC Adviser.

Wayne W. Whalen*................... Partner in the law firm of Skadden, Arps, Slate,
333 West Wacker Drive               Meagher & Flom, legal counsel to funds advised by
Chicago, IL 60606                   the VK Adviser. Trustee of each of the Van Kampen
  Age: 55                           American Capital Funds. He also is a Trustee of the
                                    Van Kampen Merritt Series Trust and closed-end
                                    investment companies advised by the VK Adviser.

William S. Woodside................ Vice Chairman of the Board of LSG Sky Chefs, Inc., a
712 Fifth Avenue                    caterer of airline food. Formerly, Director of
40th Floor                          Primerica Corporation (currently known as The
New York, NY 10019                  Traveler's Inc.). Formerly, Director of James River
  Age: 73                           Corporation, a producer of paper products. Trustee,
                                    and former President of Whitney Museum of American
                                    Art. Formerly, Chairman of Institute for Educational
                                    Leadership, Inc., Board of Visitors, Graduate School
                                    of The City University of New York, Academy of
                                    Political Science. Trustee of Committee for Economic
                                    Development. Director of Public Education Fund
                                    Network, Fund for New York City Public Education.
                                    Trustee of Barnard College. Member of Dean's
                                    Council, Harvard School of Public Health. Member of
                                    Mental Health Task Force, Carter Center. Trustee of
                                    each of the Van Kampen American Capital Funds.

                                    OFFICERS




                             POSITIONS AND               OTHER PRINCIPAL OCCUPATIONS
    NAME AND AGE           OFFICES WITH FUND                   IN PAST 5 YEARS
---------------------  --------------------------  ----------------------------------------
Peter W. Hegel.......  Vice President              Executive Vice President and Portfolio
  Age: 39                                          Manager of the Adviser. Executive Vice
                                                   President of the AC Adviser. Vice
                                                   President of each of the Van Kampen
                                                   American Capital Funds and closed- end
                                                   funds advised by the VK Adviser.

Ronald A. Nyberg.....  Vice President and          Executive Vice President, General
  Age: 41              Secretary                   Counsel and Secretary of Van Kampen
                                                   American Capital. Executive Vice
                                                   President and a Director of the VK
                                                   Adviser and the Distributor. Executive
                                                   Vice President of the AC Adviser. Vice
                                                   President and Secretary of each of the
                                                   Van Kampen American Capital Funds and
                                                   closed-end funds advised by the VK
                                                   Adviser. Director of ICI Mutual
                                                   Insurance Co., a provider of insurance
                                                   to members of the Investment Company
                                                   Institute. Prior to March 1990,
                                                   Secretary of Van Kampen Merritt Inc.,
                                                   the VK Adviser and McCarthy, Crisanti &
                                                   Maffei, Inc.

Edward C. Wood III...  Vice President, Treasurer   Senior Vice President of the VK Adviser.
  Age: 39              and Chief Financial         Vice President, Treasurer and Chief
                       Officer                     Financial Officer of each of the Van
                                                   Kampen American Capital Funds and
                                                   closed-end funds advised by the VK
                                                   Adviser.

Nicholas Dalmaso.....  Assistant Secretary         Assistant Vice President and Attorney of
  Age: 30                                          Van Kampen American Capital. Assistant
                                                   Secretary of each of the Van Kampen
                                                   American Capital Funds and closed-end
                                                   funds advised by the VK Adviser. Prior
                                                   to May 1992, attorney for Cantwell &
                                                   Cantwell, a Chicago law firm.

Scott E. Martin......  Assistant Secretary         Senior Vice President, Deputy General
  Age: 38                                          Counsel and Assistant Secretary of Van
                                                   Kampen American Capital. Senior Vice
                                                   President, Deputy General Counsel and
                                                   Secretary of the VK Adviser and the
                                                   Distributor. Assistant Secretary of each
                                                   of the Van Kampen American Capital Funds
                                                   and closed-end funds advised by the VK
                                                   Adviser.

                             POSITIONS AND               OTHER PRINCIPAL OCCUPATIONS
    NAME AND AGE           OFFICES WITH FUND                   IN PAST 5 YEARS
---------------------  --------------------------  ----------------------------------------
Weston B.              Assistant Secretary         Vice President, Associate General
  Wetherell..........                              Counsel and Assistant Secretary of Van
  Age: 39                                          Kampen American Capital, the VK Adviser
                                                   and the Distributor. Assistant Secretary
                                                   of McCarthy, Crisanti & Maffei, Inc.
                                                   Assistant Secretary of each of the Van
                                                   Kampen American Capital Funds and
                                                   closed-end funds advised by the VK
                                                   Adviser.

John L. Sullivan.....  Controller                  First Vice President of the VK Adviser.
  Age: 39                                          Controller of each of the Van Kampen
                                                   American Capital Funds and closed-end
                                                   funds advised by the VK Adviser.

Steven M. Hill.......  Assistant Treasurer         Assistant Vice President of the VK
  Age: 30                                          Adviser. Assistant Treasurer of each of
                                                   the Van Kampen American Capital Funds
                                                   and closed-end funds advised by the VK
                                                   Adviser.


---------------

* Such Trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. Powell and McDonnell are interested persons of the VK Adviser and the Fund by reason of their positions with the VK Adviser. Mr. Sheehan is an interested person of the VK Adviser and the Fund by reason of his firm having acted as legal counsel to the VK Adviser. Mr. Whalen is an interested person of the Fund by reason of his firm acting as legal counsel for the Fund.



  Messrs. Powell and McDonnell own, or have the opportunity to purchase, an equity interest in VK/AC Holding, Inc., the parent company of Van Kampen American Capital, and have entered into employment contracts (for a term of five years) with Van Kampen American Capital.



  The Fund will pay trustees who are not affiliated persons of the VK Adviser, the Distributor or Van Kampen American Capital an annual retainer of $2,500 per year and $125 per regular quarterly meeting of the Fund, plus expenses. No additional fees are proposed at the present time to be paid for special meetings, committee meetings or to the chairman of the board. The trustees have approved an aggregate annual compensation cap from the combined fund complex of $84,000 per trustee (excluding any retirement benefits) until December 31, 1996, based upon the current net assets and the current number of Van Kampen American Capital funds (except that Mr. Whalen, who is also a trustee of the closed-end funds advised by the VK Adviser would receive additional compensation for serving as a trustee of such funds). In addition, the VK Adviser has agreed to reimburse the Fund through December 31, 1996, for any increase in the aggregate trustees' compensation over the aggregate compensation paid by the Fund in its 1994 fiscal year.

                             COMPENSATION TABLE(1)



                                                                                                    TOTAL
                                                         PENSION OR                             COMPENSATION
                                                         RETIREMENT                            FROM REGISTRANT
                                  AGGREGATE           BENEFITS ACCRUED     ESTIMATED ANNUAL       AND FUND
                                 COMPENSATION            AS PART OF         BENEFITS UPON      COMPLEX PAID TO
           NAME               FROM REGISTRANT(2)      FUND EXPENSES(3)      RETIREMENT(4)        TRUSTEE(5)
--------------------------   --------------------    ------------------    ----------------    ---------------
R. Craig Kennedy..........         $ 12,330                  $0                 $2,500             $62,362
Philip G. Gaughan.........           15,476                   0                  2,500              63,250
Donald C. Miller..........           12,018                   0                  2,500              62,178
Jack A. Nelson............           12,330                   0                  2,500              62,362
Jerome L. Robinson........           12,096                   0                  2,500              58,475
Wayne W. Whalen...........           15,252                   0                  2,500              49,875


---------------

(1) Messrs. McDonnell and Powell, trustees of the Trust, are affiliated persons of the VK Adviser and are not eligible for compensation or retirement benefits from the Trust. Messrs. Branagan, Hilsman, Rees, Sheehan, Sisto and Woodside were elected as trustees of the Trust at a shareholders meeting held July 21, 1995 and thus received no compensation or retirement benefits from the Trust during its last fiscal year ended June 30, 1995. Ms. Heagy was appointed as a trustee of the Trust at a meeting of the Board of Trustees on September 7, 1995 and thus received no compensation or retirement benefits from the Trust during its last fiscal year ended June 30, 1995.



(2) The Registrant is Van Kampen American Capital Trust (the "Trust") which currently is comprised of 4 operating series, including the Fund. During the fiscal year ended June 30, 1995, the Trust had 5 operating series. The amounts shown in this column are accumulated from the Aggregate Compensation of each of these 5 series during such series' fiscal year ended June 30, 1995. Beginning in October 1994 each Trustee, except Messrs. Gaughan and Whalen, began deferring his entire aggregate compensation. The total combined amount of deferred compensation (including interest) accrued with respect to each trustee from the Fund Complex (as defined herein) as of December 31, 1994 is as follows: Mr. Kennedy $14,737; Mr. Miller $14,553; Mr. Nelson $14,737 and Mr. Robinson $13,725.



(3) The Retirement Plan commenced as of August 1, 1994 for the Fund. The amounts in this column are the retirement benefits accrued during the Fund's fiscal year ended June 30, 1995.



(4) This is the estimated annual benefits payable per year for the 10-year period commencing in the year of such Trustee's retirement by a Fund assuming: the Trustee has 10 or more years of service on the Board of the Fund and retires at or after attaining the age of 60. Trustees retiring prior to the age of 60 or with fewer than 10 years of service for the Fund may receive reduced retirement benefits from such Fund.



(5) As of December 31, 1994, the Fund Complex consisted of 20 mutual funds advised by the VK Adviser which had the same members on each funds' Board of Trustees. The amounts shown in this column are accumulated from the Aggregate Compensation of each of these 20 mutual funds in the Fund Complex during the calendar year ended December 31, 1994. The VK Adviser also serves as investment adviser for other investment companies; however, with the exception of Messrs. Powell, McDonnell and Whalen, such investment companies do not have the same trustees as the Fund Complex. Combining the Fund Complex with other investment companies advised by the VK Adviser, Mr. Whalen received Total Compensation of $161,850.



  As of October 24, 1995, the trustees and officers as a group own less than 1% of the shares of the Fund.



  No officer or trustee of the Fund owns or would be able to acquire 5% or more of the common stock of VK/AC Holding, Inc.

  To the knowledge of the Fund, as of October 24, 1995, Van Kampen American Capital Distributors, Inc. owned of record or beneficially 100% of the Fund's Class A Shares, Class B Shares or Class C Shares.



                     INVESTMENT ADVISORY AND OTHER SERVICES



INVESTMENT ADVISORY AGREEMENT



  Van Kampen American Capital Investment Advisory Corp. (the "VK Adviser" or "Adviser") is the Fund's investment adviser. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



  The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc., which in turn is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership, C&D L.P. is managed by Clayton, Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital, Inc. own, in the aggregate, not more than 7% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 11% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee of the Fund owns or would own 5% or more of the common stock of VK/AC Holding, Inc.


  The investment advisory agreement between the Adviser and the Fund provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Adviser also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as trustees of the Trust and officers of the Fund if duly elected to such positions.

  The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.


  The Adviser's activities are subject to the review and supervision of the Board of Trustees of the Trust, of which the Fund is a series, to whom the Adviser renders periodic reports of the Fund's investment activities.


  The Adviser will utilize at its own expense, credit analysis and research services provided by its affiliate, McCarthy, Crisanti and Maffei, Inc. ("MCM"), as well as those of Duff and Phelps/MCM Investment Research Co. MCM and Fintrend S.A. ("Fintrend"), a wholly-owned subsidiary of MCM, are providers of specialized on-line Financial Information and analysis relating to domestic and international debt and currency markets. MCM's services include CorporateWatch(R), which is the leading provider of up-to-the-minute information regarding the new issue corporate securities market;

MoneyWatch(C), which provides on-going analysis of developments in the U.S. Treasury, agency and money markets; CurrencyWatch(R), which provides analysis of intraday developments in currency markets; and YieldWatch(R) , which analyzes intraday developments in the global bond markets. MCM and its subsidiaries produce and distribute electronic information services worldwide with offices in New York, Boston, London, and Tokyo. Duff and Phelps/MCM Investment Research Co., a unit of Duff & Phelps, Inc., issues research reports on a wide array of corporate issuers and securities.


  The investment advisory agreement for the Fund will continue in effect from year to year if specifically approved by the trustees of the Trust, of which the Fund is a separate series (or by the Fund's shareholders), and by the disinterested trustees in compliance with the requirements of the 1940 Act. The agreement may be terminated without penalty upon 60 days' written notice by either party thereto and will automatically terminate in the event of assignment.


  The investment advisory agreement specifies that the Adviser will reimburse the Fund for annual expenses of the Fund which exceed the most stringent limit prescribed by any state in which the Fund's shares are offered for sale. Currently, the most stringent limit in any state would require such reimbursement to the extent that aggregate operating expenses of the Fund (excluding interest, taxes and other expenses which may be excludable under applicable state law) exceed in any fiscal year 2 1/2% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1 1/2% of the remaining average annual net assets of the Fund. In addition to making any required reimbursements, the Adviser may in its discretion, but is not obligated to, waive all or any portion of its fee or assume all or any portion of the expenses of the Fund.


  For the years ended June 30, 1995 and 1994, the Fund recognized advisory expenses of $54,724 and $33,968, respectively.


                       INVESTMENT SUB-ADVISORY AGREEMENT


  VKM Global Emerging Markets Advisors, L.P. (the "Sub-Adviser") acts as sub-adviser to the Fund. The Sub-Adviser was organized as a Delaware limited partnership on July 1, 1994. The Sub-Adviser's principal office is located at 400 Madison Avenue, New York, New York 10017.



  VCJ Inc., a wholly-owned subsidiary of Van Kampen American Capital, Inc., owns a 59% limited partnership interest in the Sub-Adviser and Frank Fernandez Associates, which is controlled by Frank Fernandez, Inc., has a 40% limited partnership interest in the Sub-Adviser. VSM, Inc., a wholly-owned subsidiary of Van Kampen American Capital, Inc., owns a 1% general partnership interest in the Sub-Adviser.


  The investment sub-advisory agreement between the Adviser and Sub-Adviser provides that the Sub-Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed.

  The agreement provides that the Sub-Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the investment sub-advisory agreement.

  The Sub-Adviser's activities are subject to review and supervision of the Adviser and the Fund's Trustees to whom the Sub-Adviser renders periodic reports of the Fund's investment activities.


  The investment sub-advisory agreement will continue in effect from year to year if specifically approved by the trustees of the Trust, of which the Fund is a separate series (or the Fund's shareholders), and by the disinterested trustees in compliance with the requirements of the 1940 Act. The investment sub-advisory agreement may be terminated without penalty upon 60 days written notice by either party or by a majority of the Fund's Trustees, except that the agreement will not be terminable by the Adviser without the consent of a majority of the Trustees, and will automatically terminate in the event of assignment.


OTHER AGREEMENTS


  SUPPORT SERVICES AGREEMENT. Under a support services agreement with the Distributor which terminated as of July 10, 1995 concurrent with the Fund's change in transfer agent, the Fund received support services for shareholders, including the handling of all written and telephonic communications, except initial order entry and other distribution related communications. Payment by the Fund for such services was made on cost basis for the employment of the personnel and the equipment necessary to render the support services. The Fund, and the other Van Kampen American Capital mutual funds distributed by the Distributor, shared such costs proportionately among themselves based upon their respective net asset values.



  For the years ended June 30, 1995 and 1994, the Fund recognized expenses of approximately $1,450 and $0, respectively, representing the Distributor's cost of providing certain support services.



  FUND ACCOUNTING AGREEMENT. The Fund has also entered into an accounting services agreement pursuant to which the Adviser provides accounting services supplementary to those provided by the Custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund shares together with the other Van Kampen American Capital mutual funds distributed by the Distributor in the cost of providing such services, with 25% of such costs shared proportionately based on the number of outstanding classes of securities per fund and the remaining 75% of such cost based proportionally on their respective net assets per fund.



  For the years ended June 30, 1995 and 1994, the Fund recognized expenses of approximately $1,650 and $1,425, respectively, representing the Adviser's cost of providing accounting services.



  LEGAL SERVICES AGREEMENT. The Fund and each of the other Van Kampen American Capital funds advised by the VK Adviser and distributed by the Distributor have entered into Legal Services Agreements pursuant to which Van Kampen American Capital provides legal services, including without limitation: accurate maintenance of the funds' minute books and records, preparation and oversight of the funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurances and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen American Capital. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.



  For the years ended June 30, 1995 and 1994, the Fund recognized expenses of approximately $12,000 and $6,300, respectively, representing the Van Kampen American Capital's cost of providing legal services.


CUSTODIAN AND INDEPENDENT AUDITORS

  State Street Bank and Trust Company, 225 Franklin Street, P.O. Box 1713, Boston, MA 02105-1713, is the custodian of the Fund and has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.


  The independent auditors for the Fund are KPMG Peat Marwick LLP, Chicago, Illinois. The selection of independent auditors will be subject to ratification by the shareholders of the Fund at any annual meeting of shareholders.


                                NET ASSET VALUE


  Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees of the Trust, of which the Fund is a series. Securities with remaining maturities of 60 days or less are valued at amortized cost when amortized cost is determined in good faith by or under the direction of the Board of Trustees of the Trust to be representative of the fair value at which it is expected such securities may be resold. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.


  Interests in Loans will be valued by the Adviser on behalf of the Fund on the basis of market quotations and transactions in instruments which the Adviser believes may be comparable to Loan interests with respect to the following characteristics: credit quality, interest rate, interest rate redetermination period and maturity. Such instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Loan interests in the Fund's portfolio. In determining the relationship between such instruments and the Loan interests in the Fund's portfolio, the Adviser will consider on an ongoing basis, among other factors, (i) the credit worthiness of the Borrower and (ii) the current interest rate, the period until next interest rate redetermination and maturity of such Loan interests. It is expected that the Fund's net asset value will fluctuate as a function of interest rate and credit factors. The Adviser believes that Lenders selling Loan interests or otherwise involved in a Loan transaction may tend, in valuing Loan interests for their own account, to be less sensitive to interest rate and credit quality changes and, accordingly, the Adviser does not intend to rely solely on such valuations in valuing the Loan interests for the Fund's account. In addition, because a secondary trading market in Loans has not yet fully developed in valuing Loans, the Adviser may not rely solely on but may consider, to the extent the Adviser believes such information to be reliable, prices or quotations provided by banks, dealers or pricing services with respect to secondary market transactions in Loans. To the extent that an active secondary market in Loan interests develops to a reliable degree, the Adviser may rely to an increasing extent on such market prices and quotations in valuing the Senior Loan interests in the Fund's portfolio. In light of the senior nature of Loan interests included in the Fund's portfolio and taking into account the Fund's access to non-public information with respect to Borrowers relating to such Loan interests, the Adviser does not currently believe that consideration on a systematic basis of ratings provided by any nationally recognized statistical rating organization or price fluctuations with respect to long- or short-term debt of such Borrowers subordinate to the Loans of such Borrowers is necessary for the determination of the value of such Loan interests. Accordingly, the Adviser generally does not systematically consider (but may consider in certain instances) and, in any event, does not rely upon such ratings or price fluctuations in determining the value of Loan interests in the Fund's portfolio.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Adviser will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund, or the Adviser, including quotations necessary to determine the value of the Fund's net assets. Any research benefits derived are available for all clients of the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Fund's Adviser may take into consideration that certain firms have sold or are selling shares of the Fund and that certain firms provide market, statistical or other research information to the Fund and the Adviser, and may select firms that are affiliated with the Fund, the Adviser, or its distributor and other principal underwriters.

  If it is believed to be in the best interests of the Fund, the Adviser may place portfolio transactions with brokers who provide the types of service described above, even if it means the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security), than would be the case if no weight were given to the broker's furnishing of those services. This will be done, however, only if, in the opinion of the Fund's Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of the services.

  If purchases or sales of securities of the Fund and of one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the respective sizes of the Fund and other investment companies and clients and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.


  While the Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the trustees of the Trust, of which the Fund is a separate series.



  The trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

  State securities laws may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.

                             TAX STATUS OF THE FUND

  The following federal income tax discussion is based on the advice of Skadden, Arps, Slate, Meagher & Flom, and reflects applicable tax laws as of the date of this Statement of Additional Information.

  FEDERAL INCOME TAXATION. The Fund intends to qualify each year and to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets. Included among such requirements is the requirement that the Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies. For purposes of this requirement, the Treasury Department is authorized to issue (but has not yet issued) regulations excluding from qualifying income foreign currency gains that are not directly related to a regulated investment company's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities). The Fund expects that all of its foreign currency gains will be directly related to its principal business of investing in securities.


  If the Fund so qualifies and distributes each year to its Shareholders at least 90% of its net investment income (which includes net short-term capital gains, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses) in each year, it will not be required to pay federal income taxes on any income distributed to Shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to Shareholders.


  In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31 of each year, at least 98% of its ordinary income (not including tax-exempt income) for such year and at least 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31 of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its Shareholders) and all distributions out of earnings and profits would be taxed to Shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to Shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

  Some of the Fund's investment practices (including those involving certain risk management transactions and foreign currency transactions) may be subject to special provisions of the Code that, among other things, defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to Shareholders. For example, with respect to securities issued at a discount, the Fund will be required to secure as income each year a portion of this discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

  The Fund's ability to dispose of portfolio securities may be limited by the requirement for qualification as a regulated investment company that less than 30% of the Fund's annual gross income be derived from the disposition of securities held for less than three months.

  PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produced, or are held for the production of passive income. Under certain circumstances, a regulated investment company that holds stock of a PFIC will be subject to federal income tax, on a portion of any "excess distribution" received on the stock or of any gain or disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the regulated investment company distributes the PFIC income as a taxable dividend to its stockholders. The balance of the PFIC income will be included in the regulated investment company's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, which most likely would have to be distributed to satisfy the 90% distribution requirement and the distribution requirement for avoiding income and excise taxes. In most instances it will be very difficult to make this election due to certain requirements imposed with respect to the election.

  Pursuant to proposed regulations, the Fund would be entitled to elect to "mark-to-market" its stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess as of the end of that year, of the fair market value of the PFIC's stock over the owner's adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect). These regulations, if adopted, would be effective for taxable years ending after their promulgation as final regulations.

  DISTRIBUTIONS. Distribution of the Fund's net investment income are taxable to Shareholders as ordinary income whether paid in cash or reinvested in additional Shares. Distributions of the Fund's net capital gains ("capital gains dividends"), if any, are taxable to Shareholders at the rates applicable to long-term capital gains regardless of the length of time Shares of the Fund have been held by such Shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such Shares are held as a capital asset). The Fund will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year. A portion of the distributions from the Fund will be eligible for the dividends received deduction for corporations if the Fund receives qualifying dividends during the year and if certain other requirements of the Code are satisfied.

  Shareholders receiving distributions in the form of additional Shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the Shares received, determined as of the distribution date. The basis of such Shares will equal the fair market value on the distribution date.

  Although dividends generally will be treated as distribution when paid, dividends declared in October, November, or December, payable to Shareholders of record on a specified date in such a month and paid during January of the following year will be treated as having been distributed by the Fund and received by the Shareholders on the December 31 prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, Shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

  The Fund is required, is certain circumstances, to withhold 31% of taxable dividends and certain other payments, including redemptions, paid to Shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.

  FOREIGN TAXES. It is expected that a portion of the interest earned by the Fund from non-U.S. resident issuers and in certain circumstances gains realized by the Fund will be subject to foreign withholding taxes. The tax rate to which such interest and gains will be subject will vary depending on the country or countries having taxing jurisdiction over a particular non-U.S. resident issuer and may be affected by the existence of an income tax treaty with the United States. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of "foreign corporations," the Fund may elect and currently intends to elect, for United States federal income tax purposes, to treat any foreign taxes paid by the Fund that can be treated as foreign income taxes under United States federal income tax principles as paid by its Shareholders. The Fund expects that it will be able to treat some, but not necessarily all, of the foreign taxes it will have to pay as foreign income taxes for United States federal income tax purposes. In addition, the Fund currently intends to treat investments in securities that are issued by, or that are treated under relevant United States federal income tax principles as issued by, foreign governments as not constituting securities of "foreign corporations" for purposes of meeting the 50% test described above. Accordingly, the Fund may not qualify for this election in all of its taxable years. For any year that the Fund so qualifies and makes such an election, the amount of foreign taxes paid by the Fund that can be treated as foreign income taxes for United States federal income tax purposes would be included in the income of its Shareholders (in addition to other taxable dividends received) and (subject to certain limitations) Shareholders would be entitled to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. A Shareholder who does not itemize deductions may not claim a deduction for foreign taxes. The Fund will notify each Shareholder within 60 days after the close of the Fund's taxable year as to whether the foreign income taxes paid by the Fund will qualify for "pass-through" treatment for that year and, if so, such notification will designate (i) each Shareholder's pro rata portion of the foreign income taxes paid and (ii) the portion of distributions that represents income derived from foreign sources.

  Generally, a foreign tax credit is subject to the limitation that it may not exceed the Shareholder's United States tax (before the credit) attributable to the Shareholder's total taxable income from foreign sources. For this purpose, the Shareholder's proportionate share of dividends paid by the Fund that represent income derived from foreign sources will be treated as foreign source income. The Fund's gains and losses from the sale of securities and certain currency gains and losses generally will be treated as derived from United States sources. The limitation on the foreign tax credit applies separately to specific categories of foreign source income, including "passive income," a category that includes the portion of dividends received from the Fund that qualifies as foreign source income. The foregoing limitation may prevent a Shareholder from claiming a credit for the full amount of his proportionate share of the foreign income taxes paid by the Fund.

  SALES OF SHARES. The sale of Shares (including transfers in connection with a redemption or repurchase of Shares) will be a taxable transaction for federal income tax purposes. Selling Shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Shares and the amount received. If such Shares are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if such Shares have been held for more than one year. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gains dividends received with respect to such Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

  GENERAL. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of holding and disposing of Shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                THE DISTRIBUTOR


  Shares of the Fund are offered on a continuous basis through the Distributor, One Parkview Plaza, Oakbrook Terrace, IL 60181. The Distributor is a wholly owned subsidiary of Van Kampen American Capital, Inc., which is a subsidiary of VK/AC Holding, Inc., a Delaware corporation that is controlled through an ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C & D L.P."), a Connecticut limited partnership. In addition, certain officers, directors and employees of Van Kampen American Capital, Inc., and its subsidiaries own, in the aggregate not more than 7% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 11% of the common stock of VK/AC Holding, Inc. C & D L.P. is managed by Clayton, Dubilier & Rice, Inc. Clayton & Dubilier Associates IV Limited Partnership ("C & D Associates L.P.") is the general partner of C & D L.P. Pursuant to a distribution agreement, the Distributor will purchase shares of the Fund for resale to the public, either directly or through securities dealers, and is obligated to purchase only those shares for which it has received purchase orders. A discussion of how to purchase and redeem the Fund's shares and how the Fund's shares are priced is contained in the Prospectus.



  The Distributor offers one of the industry's broadest lines of investments -- encompassing mutual funds, closed-end funds and unit investment trusts -- and is currently the nation's 5th largest broker-sold mutual fund group according to Strategic Insight. Van Kampen American Capital's roots in money management extend back to 1926. Today, Van Kampen American Capital manages or supervises more than $50 billion in mutual funds, closed-end funds and unit investment trusts -- assets which have been entrusted to Van Kampen American Capital in more than 2 million investor accounts. Van Kampen American Capital has one of the largest research teams (outside of the rating agencies) in the country, with 86 analysts devoted to various specializations.



  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Plans are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor, distributor of each class of the Fund's shares and sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and banks who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and banks that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."



  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Plans and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Distribution Plan provides that it will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. The Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to either class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments of the Plans must be approved by the Trustees and also by the disinterested Trustees. The Plans may be terminated with respect to either class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


  For the period ended June 30, 1994, the Fund has recognized expenses under the Plans of $8,156, $9,051 and $9,051 for the Class A Shares, Class B Shares and Class C Shares, respectively, of which $0, $0 and $0 represent payments to financial intermediaries under the Selling Agreements for Class A Shares, Class B Shares and Class C Shares, respectively. For the year ended June 30, 1994, the Fund has reimbursed the Distributor $0 for advertising expenses, and $0 for compensation of the Distributor's sales personnel.



  For the year ended June 30, 1995, the Fund has recognized expenses under the Plans of $0, $0 and $0 for the Class A Shares, Class B Shares and Class C Shares, respectively, of which $0, $0 and $0 represent payments to financial intermediaries under the Selling Agreements for Class A Shares, Class B Shares and Class C Shares, respectively. For the year ended June 30, 1995, the Fund has reimbursed the Distributor $0 for advertising expenses, and $0 for compensation of the Distributor's sales personnel.


                                 LEGAL COUNSEL

  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom, Chicago,
Illinois.

                            PERFORMANCE INFORMATION

  The Fund's yield quotation is determined on a daily basis with respect to the immediately preceding 30 day period, and yield is computed by dividing the Fund's net investment income per share of a given class earned during such period by the Fund's maximum offering price (including, with respect to the Class A Shares, the maximum initial sales charge) per share of such class on the last day of such period. The Fund's net investment income per share is determined by taking the interest attributable to a given class of shares earned by the Fund during the period, subtracting the expenses attributable to a given class of shares accrued for the period (net of any reimbursements), and dividing the result by the average daily number of the shares of each class outstanding during the period that were entitled to receive dividends. The yield calculation formula assumes net investment income is earned and reinvested at a constant rate and annualized at the end of a six month period. Yield will be computed separately for each class of shares. Class B Shares redeemed during the first six years after their issuance and Class C Shares redeemed during the first year after their issuance may be subject to a contingent deferred sales charge in a maximum amount equal to 4.00% and 1.00%, respectively, of the lesser of the then current net asset value of the shares redeemed or their initial purchase price from the Fund. Yield quotations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

  The Fund calculates average compounded total return by determining the redemption value (less any applicable contingent deferred sales charge) at the end of specified periods (after adding back all dividends and other distributions made during the period) of a $1,000 investment in a given class of shares of the Fund (less the maximum sales charge, if any) at the beginning of the period, annualizing the increase or decrease over the specified period with respect to such initial investment and expressing the result as a percentage. Average compounded total return will be computed separately for each class of shares.

  Total return figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share of a given class can be expected to fluctuate over time, and accordingly upon redemption a shareholder's shares may be worth more or less than their original cost.

  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. The Fund may calculate non-standardized total return both reflecting and not reflecting the imposition of sales charges applicable to the respective class of shares. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting or not deducting, as the case may be, the sales charge applicable to the respective class of shares, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.


CLASS A SHARES



  The average total return, including payment of maximum sales charge, with respect to the Class A Shares for (i) the one year period ended June 30, 1995 was 1.75%; (ii) the approximately one year, six month period from December 31, 1993 (the commencement of investment operations of the Fund) through June 30, 1995 was (5.98%).



  The Fund's yield with respect to the Class A Shares for the 30 day period ending June 30, 1995 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 9.52%. The Fund's current distribution rate with respect to the Class A Shares for the month ending June 30, 1995 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 5.79%.



  The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to the end of the current period was (8.84%).



  The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to the end of the current period was (4.31%).

CLASS B SHARES



  The average total return, including payment of the CDSC, with respect to the Class B Shares for (i) the one year period ended June 30, 1995 was 3.24% and
(ii) the approximately one year, six month period of December 31, 1993 (commencement of distribution) through June 30, 1995 was (5.19%).



  The Fund's yield with respect to the Class B Shares for the 30 day period ending June 30, 1995 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 9.17%. The Fund's current distribution rate with respect to the Class B Shares for the month ending June 30, 1995 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 6.07%.



  The Fund's cumulative non-standardized total return, including payment of the CDSC, with respect to the Class B Shares from its inception to the end of the current period was (7.68%).



  The Fund's cumulative non-standardized total return, excluding payment of the CDSC, with respect to the Class B Shares from its inception to the end of the current period was (4.31%).



CLASS C SHARES



  The average total return, including payment of the CDSC, with respect to the Class C Shares for (i) the one year period ended June 30, 1995 was 6.24% and
(ii) the approximately one year, six month period of December 31, 1993, (commencement of distribution) through June 30, 1995 was (2.89%).



  The Fund's yield with respect to the Class C Shares for the 30 day period ending June 30, 1995 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 9.17%. The Fund's current distribution rate with respect to the Class C Shares for the month ending June 30, 1995 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 6.07%.



  The Fund's cumulative non-standardized total return, including payment of the CDSC, with respect to the Class C Shares from its inception to the end of the current period was (4.31%).



  The Fund's cumulative non-standardized total return, excluding payment of the CDSC, with respect to the Class C Shares from its inception to the end of the current period was (4.31%).

                          INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholder of
  Van Kampen Merritt Emerging Markets Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Merritt Emerging Markets Income Fund
(the "Fund"), including the portfolio of investments, as of June
30, 1995, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended, and for the period from December 31, 1993 (commencement of investment operations) through June 30, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Merritt Emerging Markets Income Fund as of June 30, 1995, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year then ended and for the period from December 31, 1993 (commencement of investment operations) through June 30, 1994, in conformity with generally accepted accounting principles.



                                                           KPMG Peat Marwick LLP


Chicago, Illinois
August 4, 1995

Van Kampen Merritt Emerging Market Income Fund
Portfolio of Investments
June 30, 1995

Local
Currency
Par                                                                                                  US$
Amount                                                             S&P  Moody's          Maturity   Market
(000)         Description                                       Rating  Rating  Coupon    Date      Value
----------------------------------------------------------------------------------------------------------------
         Foreign Bonds - 72.9%
         Argentina - 7.3%
  500    Argentina Bocon Pre2 (Var Rate Coupon)- US$ <F2>           NR    NR        * %    04/01/01  $    377,500
  400    Banco De Galicia - US$                                     BB-   B1     9.000     11/01/03       282,000
                                                                                                     ------------
                                                                                                          659,500
                                                                                                     ------------
         Brazil- 17.7%
2,081    Republic of Brazil (Var Rate Coupon) - US$                 NR    NR     8.000     04/15/14     1,022,193
1,000    Republic of Brazil (Var Rate Coupon) - US$                 NR    NR     7.250     04/15/24       570,000
                                                                                                     ------------
                                                                                                        1,592,193
                                                                                                      ------------
         Bulgaria - 5.5%
1,000    Republic of Bulgaria (Var Rate Coupon) - US$               NR    NR     7.563     07/28/24       496,250
                                                                                                     ------------
         Costa Rica - 5.8%
  382    Banco Central Costa Rica (Var Rate Coupon) - US$           NR     NR    6.938     05/21/05       274,925
  500    Banco Central Costa Rica - US$                             NR     NR    6.250     05/21/10       245,000
                                                                                                     ------------
                                                                                                          519,925
                                                                                                     ------------
         Ecuador- 5.5%
1,000    Republic of Ecuador (Var Rate Coupon) - US$                NR     NR    7.250     02/28/25       497,500
                                                                                                     ------------
         Hungary- 4.2%
  500    National Bank of Hungary - US$                             BB+    Ba1   8.875     11/01/13       374,060
                                                                                                     ------------
         Nigeria - 4.9%
1,000    Nigeria Par Bond with Warrants - US$                       NR     NR    6.250     11/15/20       441,000
                                                                                                     ------------
         Panama - 2.9%
 500     Panama Loan Agreement - US$ <F3><F4>                       NR     NR              01/30/15       255,000
                                                                                                     ------------
         Philippines - 4.2%
 500     Philippines Government - US$                               NR     NR    5.000     06/01/08       376,850
                                                                                                     ------------
         Poland- 3.9%
 500     Poland Debt Conversion Bond (Var Rate Coupon) - US$        NR     NR    4.500     10/27/19       242,500
 175     Poland New Money Bond (Var Rate Coupon)- US$               NR     NR    7.125     10/27/09       108,500
                                                                                                     ------------
                                                                                                          351,000
                                                                                                     ------------
         Venezuela - 11.0%
1,000    Venezuelan Debt Conversion Bond (Var Rate Coupon) - US$    NR     Ba2   6.813     12/18/07       487,500
1,000    Venezuelan Par Bond Series A with Warrants - US$           B+     Ba3   6.750      3/31/20       502,500
                                                                                                     ------------
                                                                                                          990,000
                                                                                                     ------------

          Total Long-Term Investments - 72.9%
                (Cost $6,719,277) <F1>                                                               $  6,553,278
                                                                                                     ------------



See Notes to the Financial Statements

Van Kampen Merritt Emerging Markets Income Fund
Portfolio of Investments (Continued)
June 30,1995

Local
Currency
Par                                                                                               US$
Amount                                                S&P     Moody's               Maturity      Market
(000)      Description                                Rating  Rating     Coupon      Date         Value
-----------------------------------------------------------------------------------------------------------------
Short-Term Investments at Amortized Cost - 22.6%

Federal Farm Credit ($300,000 par, yielding 5.98%,maturing 07/17/95)                                $     299,216
Farmer Mac Disc Note ($350,000 par, yielding 5.99%, maturing 07/05/95)                                    349,770
Federal Mortgage Credit Disc Note ($330,000 par, yielding 5.99%, maturing 07/05/95)                       329,784
Federal National Mortgage Association Disc Note ($350,000 par, yielding 5.99%, maturing 07/05/95)         349,771
Repurchase Agreement (State Street Bank and Trust, U.S. T-Note, $365,000 par, 5.125% coupon,
due 06/30/98, dated 06/30/95, to be sold on 07/03/95 at $350,146)                                         350,000
Repurchase Agreement (UBS Securities, U.S. T-Note, $350,000 par, 6.625% coupon,
due 03/31/97, dated 06/30/95, to be sold on 07/03/95 at $350,178)                                         350,000
                                                                                                    -------------
Total Short-Term Investments at Amortized Cost                                                          2,028,541


Other Assets in Excess of Liabilities - 4.5%                                                              409,522
                                                                                                    -------------
      Net Assets - 100.0%                                                                           $   8,991,341
                                                                                                    -------------

     *Zero Coupon Bond
[FN]
<F1> At June 30,1995, cost for federal income tax purposes is $6,719,277;
     the aggregate gross unrealized appreciation is $475,647 and the aggregate gross unrealized depreciation is $504,846, resulting in net unrealized depreciation including open option transactions of $29,199.
<F2> Currently is a zero coupon bond which will convert to a variable rate coupon paying bond at a predetermined date.
<F3> Securities purchased on a when issued or delayed delivery basis.
<F4> Item represents a bank loan participation currently being restructured. At June 30, 1995, item is a non-income producing security.


See Notes to the Financial Statements

                VAN KAMPEN MERRITT EMERGING MARKETS INCOME FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1995

ASSETS:
   Investments, at Market Value (Cost $6,719,277) (Note 1)                             $   6,553,278
   Short-Term Investments (Note 1)                                                         2,028,541
   Cash                                                                                      312,987
   Options at Market Value (Net premiums paid of $67,000) (Note 5)                           203,800
   Interest Receivable                                                                       152,419
   Unamortized Organizational Expenses and Initial Registration Costs (Note 1)                84,445
                                                                                       -------------
        Total Assets                                                                       9,335,470
                                                                                       -------------
LIABILITIES:
   Payables:
    Investments Purchased                                                                    195,000
    Organizational Expenses and Initial Registration Costs                                    58,870
    Foreign Currency Contracts (Note 5)                                                       21,066
    Investment Advisory Fee (Note 2)                                                           4,350
   Accrued Expenses                                                                           64,843
                                                                                       -------------
       Total Liabilities                                                                     344,129
                                                                                       -------------
NET ASSETS                                                                             $   8,991,341
                                                                                       =============
NET ASSETS CONSIST OF:
   Paid in Surplus (Note 3)                                                            $  10,014,290
   Accumulated Undistributed Net Investment Income                                           524,175
   Net Unrealized Depreciation on Investments                                               (29,199)
   Accumulated Net Realized Loss on Investments                                          (1,517,925)
                                                                                       -------------
NET ASSETS                                                                             $   8,991,341
                                                                                       =============
MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares:
     Net asset value and redemption price per share (Based on net assets of
     $5,393,595 and 420,100 shares of beneficial interest issued and outstanding)
     (Note 3)                                                                                 $12.84
     Maximum sales charge (4.75%* of offering price)                                            0.64
                                                                                       -------------
     Maximum offering price to public                                                         $13.48
                                                                                       =============
   Class B Shares:
     Net asset value and offering price per share (Based on net assets of $1,798,873
     and 140,100 shares of beneficial interest issued and outstanding)(Note 3)                $12.84
                                                                                       =============
   Class C Shares:
     Net asset value and offering price per share (Based on net assets of $1,798,873
     and 140,100 shares of beneficial interest issued and outstanding)(Note 3)                $12.84
                                                                                       =============

     * On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

                VAN KAMPEN MERRITT EMERGING MARKETS INCOME FUND

                            STATEMENT OF OPERATIONS
                        For the Year Ended June 30,1995

INVESTMENT INCOME:
   Interest (Net of foreign withholding tax of $571)                                        $    1,013,885
                                                                                            --------------

EXPENSES:
   Investment Advisory Fee (Note 2)                                                                 84,584
   Custody                                                                                          50,244
   Audit                                                                                            27,400
   Amortization of Organizational Expenses and Initial Registration Costs (Note 1)                  23,988
   Legal (Note 2)                                                                                   10,250
   Trustees Fees and Expenses (Note 2)                                                               8,256
   Other                                                                                             6,179
                                                                                            --------------
        Total Expenses                                                                             210,901
        Less Fees Waived                                                                            29,860
                                                                                            --------------
        Net Expenses                                                                               181,041
                                                                                            --------------
NET INVESTMENT INCOME                                                                       $      832,844
                                                                                            ==============
REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS AND
   FOREIGN CURRENCY:
   Net Realized Loss on Investments and Foreign Currency (Including realized gain on foreign currency transactions of $11,867 and realized loss on option transactions
      of $251,560)                                                                          $     (864,621)
                                                                                            ---------------
  Unrealized Appreciation/Depreciation on Investments and Foreign Currency:
     Beginning of the Period                                                                      (643,513)
     End of the Period (Including unrealized appreciation on open option transactions
      of $136,800)                                                                                 (29,199)
                                                                                            --------------
   Net Unrealized Appreciation on Investments and Foreign
     Currency During the Period                                                                    614,314
                                                                                            --------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
   FOREIGN CURRENCY                                                                         $     (250,307)
                                                                                            ==============
NET INCREASE IN NET ASSETS FROM OPERATIONS                                                  $      582,537
                                                                                            ==============

See Notes to Financial Statements

                VAN KAMPEN MERRITT EMERGING MARKETS INCOME FUND

                       STATEMENT OF CHANGES IN NET ASSETS
                        For the Year Ended June 30,1995
          and the Period December 31,1993 (Commencement of Investment
                        Operations) through June 30,1994

                                                                Year Ended            Period Ended
                                                                June 30, 1995         June 30, 1994
                                                             ------------------   ------------------
FROM INVESTMENT ACTIVITIES:

   Operations:
     Net Investment Income                                   $         832,844    $          279,634
     Net Realized Loss on Investments and Foreign Currency            (864,621)             (695,373)
     Net Unrealized Appreciation/Depreciation on
     Investments and Foreign Currency During the Period                614,314              (643,513)
                                                             ------------------   ------------------
     Change in Net Assets from Operations                              582,537            (1,059,252)
                                                             ------------------   ------------------

     Distributions from Net Investment Income:
       Class A Shares                                                 (327,678)                    0
       Class B Shares                                                 (109,278)                    0
       Class C Shares                                                 (109,278)                    0
                                                             ------------------   ------------------
  Total Distributions                                                 (546,234)                    0
                                                             ------------------   ------------------
   NET CHANGE IN NET ASSETS FROM
      INVESTMENT A ACTIVITIES                                           36,303            (1,059,252)
                                                             ------------------   ------------------
FROM CAPITAL TRANSACTIONS (Note 3):
 Proceeds from Shares Sold                                                   0            10,010,000
                                                             ------------------   ------------------
TOTAL INCREASE IN NET ASSETS                                            36,303             8,950,748
NET ASSETS:
     Beginning of the Period                                         8,955,038                 4,290
                                                             ------------------   ------------------
     End of the Period (Including undistributed net
        investment income of $524,175 and $225,698,
        respectively)                                        $       8,991,341    $        8,955,038
                                                             =================    ==================

See Notes to Financial Statements

                               VAN KAMPEN MERRITT
                          EMERGING MARKETS INCOME FUND
                         Notes to Financial Statements
                                 June 30, 1995

1. Significant Accounting Policies
Van Kampen Merritt Emerging Markets Income Fund (the
"Fund") was organized as a sub-trust of Van Kampen
Merritt Trust, a Massachusetts business trust (the "Trust"), on October 14,1993, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund commenced investment operations on December 31,1993, with three classes of common shares, Class A, Class B and Class C.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation - Investments are stated at value using market quotations, prices provided by market makers or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Foreign investments are stated at value using the last available bid price or yield equivalents obtained from dealers in the OTC or interbank market. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. Investment Income - Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Original issue discount is amortized over the expected life of each applicable security.

D. Currency Translation - During the current period, the Fund adopted Statement of Position 93-4, "Foreign
Currency Accounting and Financial Statement Presentation for Investment Companies." Accordingly, the 1994 statement of changes in net assets and financial highlights were restated to reflect reclassification of net realized gain/loss on foreign currency and forward currency contracts from net investment income to net realized gain/loss on investments and foreign currency.
     Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

E. Organizational Expenses and Initial Registration
Costs - The Fund will reimburse Van Kampen American
Capital Distributors Inc. ("VKAC") for costs incurred in connection with the Fund's organization and initial registration in the amount of $120,000. These costs are being amortized on a straight Line basis over the 60 month period ending December 31,1998. Van Kampen American
Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational expenses and initial registration costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

F. Federal Income Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and gains to its shareholders. Therefore, no provision for federal income taxes is required.
     The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30,1995, the Fund had an accumulated capital loss carryforward for tax purposes of $769,051 which will expire on June 30,2003. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

G. Distribution of Income and Gains - Dividends from net investment income and net realized gains, if any, are distributed annually. Net investment income for federal income tax purposes includes gains and losses realized on transactions in foreign currencies. These gains and losses are included as net realized gains or losses for financial reporting purposes. Permanent book and tax basis differences relating to these items totaling $11,867 were reclassified from accumulated net realized gain/Loss on investment to accumulated undistributed net investment income.

H. Bank Loan Participations - The Fund invests in participation interests of loans to foreign entities. When the Fund purchases a participation of a foreign loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes credit risk for the borrower, selling participant or other persons positioned between the Fund and the borrower.

                               VAN KAMPEN MERRITT
                          EMERGING MARKETS INCOME FUND
                   Notes to Financial Statements (Continued)
                                 June 30, 1995

2. Investment Advisory Agreement and Other
Transactions with Affiliates
Under the terms of the Fund's Investment Advisory
Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:


      Average Net Assets             % Per Annum
------------------------             ------------
      First $500 million                   1.00%
      Next $500 million                     .95%
      Over $1 billion                       .90%

     Prior to July 21,1994, the investment advisory fee was .75% of average net assets.
     Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.
     For the year ended June 30,1995, the Fund recognized expenses of approximately $15,100 representing VKAC's cost of providing accounting, legal and certain shareholder services to the Fund.
     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC. The Fund has implemented deferred compensation and retirement plans for its Trustees. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation to a later date. The Fund's liability under the deferred compensation and retirement plans at June 30,1995, was approximately $4,400.
     At June 30, 1995, VKAC owned 420,100, 140,100 and
140,100 shares of Classes A, B and C, respectively.

3. Capital Transactions
The Fund has outstanding three classes of common shares, Classes A, B and C. There are an unlimited number of shares of each class without par value authorized. At June 30,1995 and 1994, paid in surplus aggregated $6,007,430, $2,003,430 and $2,003,430 for
Classes A, B and C, respectively. For the period ended
June 30,1994, transactions in common shares were as follows:

                            Shares        Value
                           ---------   ------------
Sales:
 Class A                     420,000     $6,006,000
 Class B                     140,000      2,002,000
 Class C                     140,000      2,002,000
                             -------    -----------
Total Sales                  700,000    $10,010,000
                             =======    ===========

Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and Class
C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.


                              Contingent Deferred
                                 Sales Charge
                              Class B     Class C
    Year of Redemption        Shares      Shares
---------------------------   --------- ---------
    First                     4.00%       1.00%
    Second                    3.75%       None
    Third                     3.50%       None
    Fourth                    2.50%       None
    Fifth                     1.50%       None
    Sixth                     1.00%       None
    Seventh and Thereafter    None        None

4. Investment Transactions
Aggregate purchases and cost of sales of investment securities, excluding short-term investments, for the year ended June 30,1995 were $17,923,205 and $19,154,735, respectively.

5. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the portfolio's effective yield, maturity, duration and foreign currency exposure or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.
     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. Option Contracts - An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the fund to manage the portfolio's effective maturity and duration.

     Transactions in options for the year ended June 30, 1995, were as follows:

                               VAN KAMPEN MERRITT
                          EMERGING MARKETS INCOME FUND
                   Notes to Financial Statements (Continued)
                                 June 30, 1995


                                 Contracts    Premium
                                 --------- ----------
Outstanding at June 30,1994         0             $0
Options Written and Purchased
(Net)                              12       (294,236)
Options Terminated in Closing
Transaction (Net)                 (2)         32,000
Options Expired (Net)             (4)        238,160
Options Exercised (Net)           (3)        (42,924)
                                  --        --------
Outstanding at June 30,1995        3        $(67,000)
                                  ==        ========

The descriptions and market values of the option contracts outstanding at June 30,1995 were as follows:


                 Opening     Expiration  Strike  Market
   Description   Transaction Date        Price   Value
----------------------------------------------------------
Vnesheconom
   Bank Loan     Sell        07/20/95    26.25      $(800)
Vnesheconom
   Bank Loan     Buy         05/08/96    22.375   205,400
Argentina
     FRB         Sell        07/24/95    53.75       (800)
                                                 --------
                                                 $203,800
                                                 ========

B. Forward Currency Contracts - These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on investments and foreign currency.
     At June 30,1995 the Fund had realized gains on closed but unsettled forward contracts of $21,066 scheduled to settle on August 16, 1995.

6. Distribution and Service Plans
The Fund and its Shareholders have adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan
(the "Service Plan", collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
     Since the Fund is not currently offering its shares to the public, no fees related to the Plans are being accrued and no payments under the Plan have been made to VKAC.

                           PART C: OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

     List all financial statements and exhibits as part of the Registration Statement.

     (A) FINANCIAL STATEMENTS:

          For Van Kampen American Capital Short-Term Global Income Fund: included in Post-Effective Amendment No. 35 to the Registration Statement of the Registrant.


          For each of Van Kampen American Capital High Yield Fund and Van Kampen American Capital Strategic Income Fund included in Post-Effective Amendment No. 36 to the Registration Statement of the Registrant.



     For Van Kampen American Capital Emerging Markets Income Fund:


     Included in the Prospectus:

          Financial Highlights

     Included in the Statement of Additional Information:

          Independent Auditors' Report

          Financial Statements

          Notes to Financial Statements.


     (B) EXHIBITS:

           (1)(a) Form of Agreement and Declaration of Trust(32)
              (b) Form of Certificate of Designation for:

                        (i) Van Kampen American Capital High Yield Fund(36)

                       (ii) Van Kampen American Capital Short-Term Global Income
                            Fund(35)

                      (iii) Van Kampen American Capital Strategic Income
                            Fund(36)


                       (iv) Van Kampen American Capital Emerging Markets Income
                            Fund+

           (2)    Form of By-Laws(32)
           (4)    Form of Specimen of Share Certificates
                        (i) Van Kampen American Capital High Yield Fund

                              (a) Class A Shares(36)


                              (b) Class B Shares(36)


                              (c) Class C Shares(36)

                       (ii) Van Kampen American Capital Short-Term Global Income
                            Fund
                              (a) Class A Shares(35)
                              (b) Class B Shares(35)
                              (c) Class C Shares(35)

                      (iii) Van Kampen American Capital Strategic Income Fund


                              (a) Class A Shares(36)


                              (b) Class B Shares(36)


                              (c) Class C Shares(36)


                      (iv) Van Kampen American Capital Emerging Markets Income
                           Fund


                              (a) Class A Shares+


                              (b) Class B Shares+


                              (c) Class C Shares+

           (5)(a)  Form of Investment Advisory Agreement

                        (i) Van Kampen American Capital High Yield Fund(36)

                       (ii) Van Kampen American Capital Short-Term Global Income
                            Fund(35)

                      (iii) Van Kampen American Capital Strategic Income
                            Fund(36)


                       (iv) Van Kampen American Capital Emerging Markets Income
                            Fund+

              (b)  Form of Investment Sub-Advisory Agreement
                        (i) Van Kampen American Capital Emerging Markets Income Fund(27)
           (6)(a)  Form of Distribution and Service Agreement(32)
              (b)  Form of Dealer Agreement(32)
              (c)  Form of Broker Agreement(32)
              (d)  Form of Bank Agreement(32)
              (e)  Form of Underwriting Agreement(1)
              (f)  Form of Selected Dealer Agreement(1)
              (g)  Form of Agreement Between Underwriters(1)
           (8)(a)  Form of Custodian Agreement
                        (i) Van Kampen American Capital High Yield Fund*
                       (ii) Van Kampen American Capital Short-Term Global Income
                            Fund(6)

                      (iii) Van Kampen American Capital Strategic Income
                            Fund(20)


                       (iv) Van Kampen American Capital Emerging Markets Income
                            Fund, as amended and restated(24)

              (b)  Form of Transfer Agency Agreement(32)
           (9)(a)  Form of Accounting Service Agreement(32)
              (b)  Form of Legal Services Agreement(32)
          (10)     Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom

              (a)  Van Kampen American Capital High Yield Fund(36)

              (b)  Van Kampen American Capital Short-Term Global Income
                   Fund(35)

              (c)  Van Kampen American Capital Strategic Income Fund(36)


              (d)  Van Kampen American Capital Emerging Markets Income Fund+

          (11)     Consent of KPMG Peat Marwick LLP

                         (i) Van Kampen American Capital High Yield Fund(36)

                        (ii) Van Kampen American Capital Short-Term Global
                             Income Fund(35)

                       (iii) Van Kampen American Capital Strategic Income
                             Fund(36)


                        (iv) Van Kampen American Capital Emerging Markets Income
                             Fund+

          (13)     Letter of Understanding relating to initial capital(1)
          (15)(a)  Form of Distribution Plan Pursuant to Rule 12b-1(32)
              (b)  Form of Shareholder Assistance Agreement(32)
              (c)  Form of Administrative Services Agreement(32)
              (d)  Form of Service Plan(32)
          (16)(a)  Computation of Performance Quotations

                        (i) Van Kampen American Capital High Yield Fund(36)

                       (ii) Van Kampen American Capital Short-Term Global
                            Income Fund(35)

                      (iii) Van Kampen American Capital Strategic Income
                            Fund(36)


                       (iv) Van Kampen American Capital Emerging Markets Income
                            Fund+

          (17)(a) List of certain investment companies in response to Item 29(a)(35)
              (b) List of officers and directors of Van Kampen American Capital Distributors, Inc. in response to Item 29(b)(35)
          (24)     Power of attorney(35)
          (27)     Financial Data Schedules+
---------------
  * Incorporated herein by reference to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

 (1) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

 (6) Incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

 (9) Incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(12) Incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(16) Incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(17) Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(20) Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(21) Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(23) Incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(24) Incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(25) Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(27) Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(28) Incorporated herein by reference to Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(30) Incorporated herein by reference to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(31) Incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(32) Incorporated herein by reference to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(35) Incorporated herein by reference to Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.


(36) Incorporated herein by reference to Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

---------------
 + Filed herewith.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


     To the best knowledge of Registrant, no person is controlled by or under common control with the Registrant.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


     As of October 24, 1995:



                                                                           (2)
                                                                          NUMBER
                                         (1)                                OF
                                                                          RECORD
                                    TITLE OF CLASS                        HOLDERS
              ----------------------------------------------------------  ------
              Shares of Beneficial Interest, $0.01 par value
                  (i) Van Kampen American Capital High Yield Fund*:
                      Class A Shares....................................  14,895
                      Class B Shares....................................   3,033
                      Class C Shares....................................     134
                 (ii) Van Kampen American Capital Short-Term Global
                      Income Fund*:
                      Class A Shares....................................   3,807
                      Class B Shares....................................   7,948
                      Class C Shares....................................      18
                (iii) Van Kampen American Capital Strategic Income Fund:
                      Class A Shares....................................   1,906
                      Class B Shares....................................   3,158
                      Class C Shares....................................      70
                 (iv) Van Kampen American Capital Emerging Markets
                      Income Fund*:
                      Class A Shares....................................       5
                      Class B Shares....................................       3
                      Class C Shares....................................       2


---------------
* Prior to May 1, 1995, the Fund offered Class D Shares.

ITEM 27. INDEMNIFICATION.

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust.

     Article 8; Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the

Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefor unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     See "Investment Advisory Services" in the Prospectus and "Investment Advisory and Other Services" and "Officers and Trustees" in the Statement of Additional Information for information regarding the business of the Adviser. For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-18161) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 29. PRINCIPAL UNDERWRITERS.

     (a) The sole principal underwriter is Van Kampen American Capital Distributors, Inc., which acts as principal underwriter for certain investment companies and unit investment trusts set forth in Exhibit 17(a) incorporated by reference herein.

     (b) Van Kampen American Capital Distributors, Inc. is an affiliated person of an affiliated person of Registrant and is the only principal underwriter for Registrant. The name, principal business address and positions and offices with Van Kampen American Capital Distributors, Inc. of each of the directors and officers thereof are set forth in Exhibit 17(b). Except as disclosed under the heading, "Officers and Trustees" in Part B of this Registration Statement, none of such persons has any position or office with Registrant.

     (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by the Registrant by Section 31 (a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Registrant located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, Access Investors Services, Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri, 64153, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts. All such accounts, books and other documents required to be maintained by the principal underwriter will be maintained at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

ITEM 31. MANAGEMENT SERVICES.

     Not applicable.

ITEM 32. UNDERTAKINGS.

     (a) Not Applicable.

     (b) Not Applicable.

     Registrant undertakes, if requested to do so by the holders of at least 10% of the shareholders of the Van Kampen American Capital Emerging Markets Income Fund, a series of the Registrant, to call a meeting of such shareholders for the purpose of voting upon the question of removal of a trustee or trustees, and to assist in communications with other shareholders to the extent required by
Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT, VAN KAMPEN AMERICAN CAPITAL TRUST, CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS AMENDMENT TO THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED IN THE CITY OF OAKBROOK TERRACE, AND THE STATE OF ILLINOIS, ON THE 27TH DAY OF OCTOBER, 1995.


                                        VAN KAMPEN AMERICAN CAPITAL TRUST

                                        By:         /s/ RONALD A. NYBERG
                                                     Ronald A. Nyberg
                                               Vice President and Secretary


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT TO THIS REGISTRATION STATEMENT HAS BEEN SIGNED ON OCTOBER 27, 1995 BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED:



                 SIGNATURES                                        TITLE
---------------------------------------------  ----------------------------------------------
            /s/    DONALD C. MILLER *          Chairman of the Board and Trustee
---------------------------------------------
              Donald C. Miller
          Chief Executive Officer:
            /s/  DENNIS J. McDONNELL*          President and Trustee
---------------------------------------------
             Dennis J. McDonnell
   Chief Financial and Accounting Officer:
           /s/   EDWARD C. WOOD, III *         Vice President and Treasurer
---------------------------------------------
             Edward C. Wood, III
                  Trustees:
            /s/   J. MILES BRANAGAN *          Trustee
---------------------------------------------
              J. Miles Branagan
            /s/    PHILIP P. GAUGHAN *         Trustee
---------------------------------------------
              Philip P. Gaughan
                                               Trustee
---------------------------------------------
               Linda H. Heagy
             /s/      ROGER HILSMAN *          Trustee
---------------------------------------------
                Roger Hilsman
            /s/    R. CRAIG KENNEDY *          Trustee
---------------------------------------------
              R. Craig Kennedy

                 SIGNATURES                                        TITLE
---------------------------------------------  ----------------------------------------------
            /s/      JACK E. NELSON *          Trustee
---------------------------------------------
                    Jack E. Nelson

             /s/      DON G. POWELL *          Trustee
---------------------------------------------
                      Don G. Powell

             /s/         DAVID REES *          Trustee
---------------------------------------------
                         David Rees

            /s/  JEROME L. ROBINSON *          Trustee
---------------------------------------------
                 Jerome L. Robinson

            /s/ LAWRENCE J. SHEEHAN *          Trustee
---------------------------------------------
                Lawrence J. Sheehan

             /s/     FERNANDO SISTO *          Trustee
---------------------------------------------
                     Fernando Sisto

             /s/    WAYNE W. WHALEN *          Trustee
---------------------------------------------
                    Wayne W. Whalen

            /s/  WILLIAM S. WOODSIDE*          Trustee
---------------------------------------------
                 William S. Woodside


---------------
        *Signed by Ronald A. Nyberg pursuant to a power of attorney previously filed.

             /s/     RONALD A. NYBERG
---------------------------------------------
              Ronald A. Nyberg
              Attorney-in-Fact


                                                                October 27, 1995

                            SCHEDULE OF EXHIBITS TO
                    POST-EFFECTIVE AMENDMENT 37 TO FORM N-1A
                    SUBMITTED TO THE SECURITIES AND EXCHANGE

                         COMMISSION ON OCTOBER 27, 1995


(B) EXHIBITS:
           (1)(a) Form of Agreement and Declaration of Trust(32)
           (b) Form of Certificate of Designation for:

                        (i) Van Kampen American Capital High Yield Fund(36)

                       (ii) Van Kampen American Capital Short-Term Global Income
                            Fund(35)

                      (iii) Van Kampen American Capital Strategic Income
                            Fund(36)


                       (iv) Van Kampen American Capital Emerging Markets Income
                            Fund+

           (2)     Form of By-Laws(32)
           (4)     Form of Specimen of Share Certificates
                        (i) Van Kampen American Capital High Yield Fund

                              (a) Class A Shares(36)


                              (b) Class B Shares(36)


                              (c) Class C Shares(36)

                       (ii) Van Kampen American Capital Short-Term Global Income Fund
                              (a) Class A Shares(35)
                              (b) Class B Shares(35)
                              (c) Class C Shares(35)

                      (iii) Van Kampen American Capital Strategic Income Fund


                              (a) Class A Shares(36)


                              (b) Class B Shares(36)


                              (c) Class C Shares(36)


                       (iv) Van Kampen American Capital Emerging Markets Income
                            Fund


                              (a) Class A Shares+


                              (b) Class B Shares+


                              (c) Class C Shares+

           (5)(a)  Form of Investment Advisory Agreement

                        (i) Van Kampen American Capital High Yield Fund(36)

                       (ii) Van Kampen American Capital Short-Term Global Income
                            Fund(35)

                      (iii) Van Kampen American Capital Strategic Income
                            Fund(36)


                       (iv) Van Kampen American Capital Emerging Markets Income
                            Fund+

              (b)  Form of Investment Sub-Advisory Agreement
                        (i) Van Kampen American Capital Emerging Markets Income
                            Fund(27)
           (6)(a)  Form of Distribution and Service Agreement(32)
              (b)  Form of Dealer Agreement(32)
              (c)  Form of Broker Agreement(32)
              (d)  Form of Bank Agreement(32)
              (e)  Form of Underwriting Agreement(1)
              (f)  Form of Selected Dealer Agreement(1)
              (g)  Form of Agreement Between Underwriters(1)
           (8)(a)  Form of Custodian Agreement
                        (i) Van Kampen American Capital High Yield Fund*
                       (ii) Van Kampen American Capital Short-Term Global Income
                            Fund(6)

                      (iii) Van Kampen American Capital Strategic Income
                            Fund(20)


                       (iv) Van Kampen American Capital Emerging Markets Income
                            Fund, as amended and restated(24)

              (b)  Form of Transfer Agency Agreement(32)
           (9)(a)  Form of Accounting Service Agreement(32)
              (b)  Form of Legal Services Agreement(32)

          (10)     Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom

              (a)  Van Kampen American Capital High Yield Fund(36)

              (b)  Van Kampen American Capital Short-Term Global Income
                   Fund(35)

              (c)  Van Kampen American Capital Strategic Income Fund(36)


              (d)  Van Kampen American Capital Emerging Markets Income Fund+

          (11)     Consent of KPMG Peat Marwick LLP

                         (i) Van Kampen American Capital High Yield Fund(36)

                        (ii) Van Kampen American Capital Short-Term Global
                             Income Fund(35)

                       (iii) Van Kampen American Capital Strategic Income
                             Fund(36)


                        (iv) Van Kampen American Capital Emerging Markets Income
                             Fund+

          (13)     Letter of Understanding relating to initial capital(1)
          (15)(a)  Form of Distribution Plan Pursuant to Rule 12b-1(32)
              (b)  Form of Shareholder Assistance Agreement(32)
              (c)  Form of Administrative Services Agreement(32)
              (d)  Form of Service Plan(32)
          (16)(a)  Computation of Performance Quotations

                        (i) Van Kampen American Capital High Yield Fund(36)

                       (ii) Van Kampen American Capital Short-Term Global
                            Income Fund(35)

                      (iii) Van Kampen American Capital Strategic Income
                            Fund(36)


                       (iv) Van Kampen American Capital Emerging Markets Income
                            Fund+

          (17)(a) List of certain investment companies in response to Item 29(a)(35)
              (b) List of officers and directors of Van Kampen American Capital Distributors, Inc. in response to Item 29(b)(35)
          (24)     Power of attorney(35)
          (27)     Financial Data Schedules+
---------------
  * Incorporated herein by reference to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

 (1) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

 (6) Incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

 (9) Incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(12) Incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(16) Incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(17) Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(20) Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(21) Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(23) Incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(24) Incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(25) Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(27) Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(28) Incorporated herein by reference to Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(30) Incorporated herein by reference to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(31) Incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(32) Incorporated herein by reference to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

(35) Incorporated herein by reference to Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.


(36) Incorporated herein by reference to Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A, File Number 33-4410.

---------------

 + Filed herewith.